Exhibit 99.2
Crescent Real Estate Equities
Company
Third Quarter 2005
Supplemental Operating and Financial Data
This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Key Management	5

Financial Highlights
Key Financial Data	7
Balance Sheets	10
Statements of Operations	11
Funds From Operations	12
Earnings Guidance	13
Sector Contribution and Assets by Segment	14
Acquisitions, Dispositions, Development and Other Strategic Transactions	15
Consolidated Debt Schedule	16
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	17
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	18
Investment in Unconsolidated Companies	19

Portfolio Data
Office:
Total Office Portfolio — Composition	22
Total Office Portfolio — Property Table	23
Total Office Portfolio — Leasing Statistics	26
Total Office Portfolio — Same Store Analysis	27
Total Office Portfolio — Capital Expenditures	28
Total Office Portfolio — Top 25 Office Customers	29
Total Office Portfolio — Customer Industry Diversification	30
Total Office Portfolio — Lease Expirations	31

Resort Residential Development — September 30, 2005:
Resort Residential Development Statistics	40
Resort Residential Development Property Table	41
Resort Residential Development Net Equity Book Value by Project	42

Resort Residential Development — December 31, 2004:
Resort Residential Development Property Table	44
Resort Residential Development Performance	45
Resort Residential Development Net Present Valuation	46
Resort Residential Development Net Equity Book Value by Project	47

Resort/Hotel:
Resort/Hotel Quarter-to-Date Statistics	49
Resort/Hotel Year-to-Date Statistics	50

Temperature-Controlled Logistics:
Temperature-Controlled Logistics Property Table	52

Contact Information
Equity Research Coverage/IR Contacts	54
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

COMPANY BACKGROUND
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

About the Company
Crescent Real Estate Equities Company (NYSE: CEI) is a real estate investment trust headquartered in Fort Worth, Texas. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of 76 premier office buildings totaling more than 30 million square feet located in select markets across the United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. Crescent also makes strategic investments in resort residential development, as well as destination resorts, including Canyon Ranch®. For more information, visit the Company’s website at http://www.crescent.com.
Vision
Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.
Mission
Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.
Summary
As of September 30, 2005

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	76
Total Office Square Feet Owned and Managed	31.3 million
Geographic Diversity	7 states and 26 sub-markets
Number of Employees	724
Common Shares and Units Outstanding (share equivalent)	124.2 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($20.51 share price at 09/30/05)	7.3%
Total Market Capitalization Including Debt	$5.1 billion
Insider Ownership	18.2%
Forward Looking Statements
Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on November 1, 2005, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	President, American Beacon Advisors, Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and	Managing Partner, E2M Partners, LLC
Chief Executive Officer

Robert W. Stallings
Dennis H. Alberts	Chairman and President,
President and Chief Operating Officer	Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments
Senior Management
John C. Goff, Vice Chairman and Chief Executive Officer
Dennis H. Alberts, President and Chief Operating Officer
Jerry R. Crenshaw, Jr., Managing Director and Chief Financial Officer
David M. Dean, Managing Director, Legal
Thomas G. Miller, Managing Director, Investments
Kenneth S. Moczulski, Managing Director, Investments
Jane E. Mody, Managing Director, Capital Markets
Jane B. Page, Managing Director, Asset Management / Leasing
Paul Smith, Managing Director, Funds Management
John L. Zogg, Jr., Managing Director, Asset Management / Leasing
John Albright, Senior Vice President, Finance
Robert H. Boykin, Senior Vice President, Leasing
Joe D. Dobbs, Senior Vice President, Property Management
Michael S. Lewis, Senior Vice President, Leasing
Christopher T. Porter, Senior Vice President and Treasurer
Dan Smith, Senior Vice President, Corporate Counsel
Suzanne K. Stevens, Senior Vice President and Controller
James H.Wilson, Senior Vice President, Property Management
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

FINANCIAL HIGHLIGHTS
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

Shares and Units
Common Shares Outstanding	101,058,455	100,127,859	99,833,652	99,420,157	99,324,795
Units Outstanding (a)	23,186,378	23,182,778	20,867,778	21,070,278	17,727,778

Combined Shares and Units	124,244,833	123,310,637	120,701,430	120,490,435	117,052,573

Weighted Average for Quarter — Basic (EPS) (b)	100,663,122	99,676,059	99,510,211	99,061,061	99,024,335
Weighted Average for Quarter — Diluted (EPS) (b)	100,663,122	99,676,059	99,510,211	108,737,976	99,024,335
Weighted Average for Quarter — Diluted (FFO)	119,841,083	117,484,930	117,226,331	117,748,893	116,863,615

Share Price & Dividends
At the End of the Period	$20.51	$18.75	$16.34	$18.26	$15.74
High during Quarter	$20.65	$18.99	$18.14	$19.09	$16.58
Low during Quarter	$17.95	$16.02	$16.12	$15.47	$15.37
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity (c)	$2,430,483	$2,204,543	$1,916,379	$2,137,934	$1,842,407
Preferred Equity (d)	410,400	410,400	410,400	410,400	410,400
Total Consolidated Debt (e)	2,307,104	2,300,092	2,192,475	2,152,255	2,855,891

Total Capitalization	$5,147,987	$4,915,035	$4,519,254	$4,700,589	$5,108,698

Total Consolidated Debt/Total Capitalization (e)	45%	47%	49%	46%	56%

Selected Balance Sheet Data (f)
Net Investment in Real Estate	$2,694,454	$2,654,159	$2,618,365	$2,746,814	$3,397,124
Investments in Unconsolidated Companies	$390,092	$391,249	$366,652	$362,643	$356,950
Total Assets (e)	$4,191,256	$4,073,013	$3,961,965	$4,037,764	$4,586,969
Total Liabilities	$2,759,848	$2,709,490	$2,546,137	$2,574,603	$3,322,405
Total Unconsolidated Debt	$661,809	$661,732	$634,285	$579,349	$472,468
Total Minority Interest	$166,381	$149,416	$155,714	$162,911	$127,441
Total Shareholders’ Equity	$1,265,027	$1,214,107	$1,260,114	$1,300,250	$1,137,123

Selected Operating Data
Total Office Portfolio (f)
Revenues	$179,677	$171,465	$167,510	$155,703	$154,463
Net Straight-Line revenue / (expense) adjustment	$3,897	$5,502	$6,204	$4,599	$4,809
Rental income from FAS 141 Fair Market Value Adjustments	$(1,305)	$(1,573)	$(1,308)	$(1,143)	$(585)
Operating Margin (g)	50%	50%	51%	50%	47%
Bad Debt as Percentage of Office Property Revenue	0.16%	0.31%	0.25%	-0.04%	0.08%
Lease Termination Fees	$6,137	$2,721	$1,830	$2,190	$1,526
Fee Income Generated from JV Properties (h)	$5,948	$3,980	$3,310	2,197	1,759

Office — Crescent’s Share (f) (i)
Revenues	$116,458	$111,990	$107,208	114,816	$132,388
Net Straight-Line revenue / (expense) adjustment	$2,694	$4,339	$4,737	$3,729	$3,781
Rental income from FAS 141 Fair Market Value Adjustments	$(784)	$(1,089)	$(925)	$(758)	$(214)
Operating Margin (g)	50%	50%	50%	49%	49%
Bad Debt as Percentage of Office Property Revenue	0.13%	0.35%	0.35%	-0.05%	0.06%
Lease Termination Fees	$5,248	$2,247	$370	$1,114	$1,373

Other
Total Property Revenues	$208,795	$207,390	$182,240	$302,935	$237,792
Crescent’s Share of Unconsolidated Revenues (j)	$115,623	$96,591	$96,625	$86,035	$80,478
General & Administrative Expense	$11,751	$11,063	$10,328	$16,156	$9,023
Interest Coverage Ratio (k)	1.72	1.74	1.67	1.63	1.97
Scheduled Principal Payments:
Consolidated Debt (l)	$2,254	$2,212	$2,174	$2,914	$3,244
Unconsolidated Debt	$2,312	$2,304	$2,190	$2,083	$1,856
Consolidated Capitalized Interest:
Office	$172	$—	$—	$—	$—
Resort Residential Development (m)	$5,452	$4,501	$4,380	$4,466	$3,646
Resort/Hotel	$254	$150	$119	$42	$43

Net (Loss) Income Available to Common Shareholders
Net (Loss) Income Available to Common Shareholders — Basic	$71,634	$(13,552)	$(9,296)	$195,910	$(18,683)
Basic — Per Share	$0.71	$(0.14)	$(0.09)	$1.98	$(0.19)
Diluted — Per Share	$0.71	$(0.14)	$(0.09)	$1.86	$(0.19)

Funds from Operations Available to Common Shareholders — Diluted, as Adjusted (“FFO”) (n)
FFO	$22,803	$33,114	$28,882	$53,520	$31,330
FFO per Weighted Average Share	$0.19	$0.28	$0.25	$0.45	$0.27
FFO Payout Ratio (o)	197.1%	133.0%	150.0%	83.3%	138.9%
FFO by Segment:
Office Properties	$54,582	$54,505	$52,426	$57,121	$68,410
Resort Residential Development Properties	$5,474	$11,056	$4,907	$16,096	$3,779
Resort/Hotel Properties	$9,352	$7,637	$11,445	$9,685	$12,272
Temperature-Controlled Logistics Properties	$4,606	$3,343	$3,514	$18,192	$4,862
NOTE: See footnotes on following page.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Key Financial Data
(dollars in thousands)
(continued)

(a)	Represents actual units outstanding x 2 because each unit is generally exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Market Value of Common Equity does not include restricted units that are not convertible to common stock.

(d)	Net of issuance costs, preferred equity is $401,089.

(c)	Includes $265,421 of defeased debt related to the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. The Company’s assets include $279,395 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt from Assets and Liabilities, the total consolidated debt to total capitalization ratio would be 42% as of September 30, 2005.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations except for lease termination fees.

(g)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(h)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture properties including property management fee revenue, lease commission revenue, and construction management fee revenue.

(i)	Amounts represent Wholly-Owned Office Properties and Crescent’s share of Joint-Venture Office Properties.

(j)	Crescent’s share of unconsolidated revenues includes the Office and Temperature-Controlled Logistics segments for 2004. Beginning first quarter 2005, Canyon Ranch is also included.

(k)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)
•	Loss / (Gain) on joint ventures of properties, net

•	Gain on Property Sales, net

•	Income (Loss) from discontinued operations, net of minority interests

•	Impairments/Extinguishment of Debt

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $18,589 related to the defeasance of the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Trailing four quarters’ interest income includes $3,683 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Excluding these three items, the interest coverage ratio for trailing four quarters as of September 30, 2005 would have been 1.81.

(l)	Scheduled principal payments on consolidated debt do not include principal payments on defeased debt related to the LaSalle Note I, LaSalle Note II, or Nomura Funding VI Note.

(m)	Resort Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.

Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges, to assist investors in assessing the operating performance of Crescent.A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 12. FFO should not be considered an alternative to net income.

(o)	Calculated as dividends declared during quarter divided by FFO per weighted average share .
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Key Portfolio Statistics

	As Of or For The Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

Office Properties (a)
Total Office Portfolio
Number of Properties	76	79	78	78	75
Square Footage	31,251,076	32,013,522	31,551,853	31,617,166	29,904,468
Economic Office Occupancy at End of Quarter (a)	87.6%	87.3%	88.2%	88.7%	86.4%
Leased Office Occupancy at End of Quarter (a)	89.7%	89.3%	89.7%	90.0%	88.9%
Same-Store Operating Income % Change (b)	(1.1)%	(2.8)%	(0.3)%	(10.3)%	(3.8)%
Same-Store Average Occupancy (b)	86.8%	87.0%	87.6%	86.6%	85.9%

Wholly-Owned Office Properties
Number of Properties	53	56	56	56	54
Square Footage	15,863,116	16,625,562	16,625,562	16,696,273	16,230,636
Economic Office Occupancy at End of Quarter (a)	86.6%	86.0%	86.7%	87.0%	83.6%
Leased Office Occupancy at End of Quarter (a)	88.9%	88.1%	87.8%	88.0%	86.5%

Joint-Venture Office Properties (c)
Number of Properties	23	23	22	22	21
Square Footage	15,387,960	15,387,960	14,926,291	14,920,893	13,673,832
Economic Office Occupancy at End of Quarter (a)	88.7%	88.8%	89.9%	90.7%	89.7%
Leased Office Occupancy at End of Quarter (a)	90.6%	90.6%	91.8%	92.2%	91.4%

Resort Residential Development Properties
Total Number of Active and Planned Resort Residential Development Projects	27	28	25	23	28

Desert Mountain
Resort Residential Lot Sales	6	22	9	24	5
Average Price Per Lot (in thousands)	$1,086	$1,014	$1,100	$663	$923

Crescent Resort Development
Resort Residential Lot Sales	67	94	123	203	31
Average Price per Lot (in thousands)	$166	$74	$53	$163	$200
Resort Residential Unit Sales	43	55	7	40	13
Average Price per Unit (in thousands)	$1,012	$741	$2,079	$1,981	$2,010

Resort/Hotel Properties
Total Resort/Hotel Properties
Number of Properties	8	8	8	8	9
Number of Resort/Hotel Rooms	2,410	2,410	2,412	2,412	2,807
Same-Store NOI % Change	29.0%	65.6%	21.0%	10.2%	13.7%
Same-Store Weighted Average Occupancy	76.9%	72.9%	71.9%	66.3%	77.4%
Total Office Portfolio refers to the number of office properties Crescent owned or has an interest in, regardless of the ownership %.
Wholly-Owned Office Properties refers to the number of office properties in which Crescent owns 100%.
Joint-Venture Office Properties refers to the number of office properties Crescent co-owns.
Economic Office Occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.
Leased Office Occupancy is defined as economic occupancy plus occupancy of space in leases that are signed but not commenced.
Stabilization of an office property is deemed to occur upon the earlier of (1) achieving occupancy of 90%, (2) one year after the date placed in service or acquisition date, or (3) two years following the acquisition date for properties which are being repositioned.
     Notes:
(a) Occupancy statistics for prior quarters have been restated to exclude properties held for sale and unstabilized properties. See Total Office Portfolio Property Table on page 23.
(b) Same-store statistics exclude properties held for sale and unstabilized properties. Prior quarters have not been restated.
(c) Prior quarters have been restated for current joint venture partnership structure.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Balance Sheets
(dollars in thousands, except share data)

	September 30,	December 31,
	2005	2004
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$184,199	$206,164
Land improvements, net of accumulated depreciation of $28,183 and $23,592 at September 30, 2005 and December 31, 2004, respectively	69,533	69,086
Buildings and improvements, net of accumulated depreciation of $439,111 and $403,827 at September 30, 2005 and December 31, 2004, respectively	1,751,692	1,803,225
Furniture, fixtures and equipment, net of accumulated depreciation of $36,405 and $48,304 at September 30, 2005 and December 31, 2004, respectively	28,745	49,561
Land held for investment or development	656,141	501,379
Properties held for disposition, net	4,144	117,399

Net investment in real estate	$2,694,454	$2,746,814
Cash and cash equivalents	$156,113	$92,291
Restricted cash and cash equivalents	56,776	93,739
Defeasance investments	279,395	175,853
Accounts receivable, net	48,263	60,004
Deferred rent receivable	72,630	56,295
Investments in unconsolidated companies	390,092	362,643
Notes receivable, net	169,652	102,173
Income tax asset-current and deferred, net	16,771	13,839
Other assets, net	307,110	334,113

Total assets	$4,191,256	$4,037,764

LIABILITIES:
Borrowings under Credit Facility	$173,000	$142,500
Notes payable	2,056,783	2,009,755
Junior subordinated notes	77,321	—
Accounts payable, accrued expenses and other liabilities	452,744	422,348

Total liabilities	$2,759,848	$2,574,603

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 11,593,189 and 10,535,139 units, at September 30, 2005 and December 31, 2004, respectively	$112,379	$113,572
Consolidated real estate partnerships	54,002	49,339

Total minority interests	$166,381	$162,911

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding at September 30, 2005 and December 31, 2004	$319,166	$319,166
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at September 30, 2005 and December 31, 2004	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 126,179,372 and 124,542,018 shares issued and outstanding at September 30, 2005 and December 31, 2004, respectively	1,262	1,245
Additional paid-in capital	2,270,550	2,246,335
Deferred compensation on restricted shares	(1,445)	(2,233)
Accumulated deficit	(948,902)	(885,016)
Accumulated other comprehensive income (loss)	2,605	(1,022)

	$1,725,159	$1,760,398
Less — shares held in treasury, at cost, 25,120,917 and 25,121,861 common shares at September 30, 2005 and December 31, 2004, respectively	(460,132)	(460,148)

Total shareholders’ equity	$1,265,027	$1,300,250

Total liabilities and shareholders’ equity	$4,191,256	$4,037,764

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
REVENUE:
Office Property	$94,607	$122,490	$274,164	$367,240
Resort Residential Development Property	78,401	60,595	218,714	163,875
Resort/Hotel Property	35,787	54,707	105,546	158,814

Total Property Revenue	$208,795	$237,792	$598,424	$689,929

EXPENSE:
Office Property real estate taxes	$9,848	$15,217	$30,420	$48,168
Office Property operating expenses	39,322	44,330	110,826	127,141
Resort Residential Development Property expense	68,706	54,480	191,154	146,803
Resort/Hotel Property expense	26,531	45,369	81,989	132,238

Total Property Expense	$144,407	$159,396	$414,389	$454,350

Income from Property Operations	$64,388	$78,396	$184,035	$235,579

OTHER INCOME (EXPENSE):
Income from investment land sales	$—	$7,583	$8,424	$8,532
Gain on joint venture of properties, net	276	—	1,816	—
(Loss) Gain on property sales, net	(39)	—	141	—
Interest and other income	7,412	2,566	20,622	8,249
Corporate general and administrative	(11,751)	(9,023)	(33,143)	(22,734)
Interest expense	(34,076)	(46,571)	(103,434)	(137,008)
Amortization of deferred financing costs	(2,139)	(3,453)	(6,183)	(10,243)
Extinguishment of debt	(361)	(155)	(2,028)	(3,082)
Depreciation and amortization	(36,629)	(44,194)	(110,979)	(124,320)
Impairment charges related to real estate assets	—	(4,094)	—	(4,094)
Other expenses	(1,686)	(88)	(2,362)	(236)
Equity in net income (loss) of unconsolidated companies:
Office Properties	3,202	1,096	9,888	3,612
Resort Residential Development Properties	(839)	(803)	(647)	(1,110)
Resort/Hotel Properties	(733)	22	28	(227)
Temperature-Controlled Logistics Properties	77	(906)	(2,266)	(4,514)
Other	210	190	10,971	(391)

Total Other Income (Expense)	$(77,076)	$(97,830)	$(209,152)	$(287,566)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(12,688)	$(19,434)	$(25,117)	$(51,987)
Minority interests	709	676	165	4,908
Income tax benefit	754	6,634	2,299	13,501

LOSS BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$(11,225)	$(12,124)	$(22,653)	$(33,578)
Income from discontinued operations, net of minority interests	1,198	1,780	4,293	7,826
Impairment charges related to real estate assets from discontinued operations, net of minority interests	(64)	(297)	(64)	(2,715)
Gain (Loss) on real estate from discontinued operations, net of minority interests	89,735	(32)	91,238	(2,152)
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	(363)

NET INCOME (LOSS)	$79,644	$(10,673)	$72,814	$(30,982)

Series A Preferred Share distributions	(5,991)	(5,991)	(17,972)	(17,733)
Series B Preferred Share distributions	(2,019)	(2,019)	(6,056)	(6,057)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS — BASIC	$71,634	$(18,683)	$48,786	$(54,772)

BASIC EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.19)	$(0.21)	$(0.46)	$(0.58)
Income from discontinued operations, net of minority interests	0.01	0.02	0.04	0.08
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	—	—	(0.03)
Gain (Loss) on real estate from discontinued operations, net of minority interests	0.89	—	0.91	(0.02)
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net income (loss) available to common shareholders — basic	$0.71	$(0.19)	$0.49	$(0.55)

DILUTED EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.19)	$(0.21)	$(0.46)	$(0.58)
Income from discontinued operations, net of minority interests	0.01	0.02	0.04	0.08
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	—	—	(0.03)
Gain (Loss) on real estate from discontinued operations, net of minority interests	0.89	—	0.91	(0.02)
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net income (loss) available to common shareholders — diluted	$0.71	$(0.19)	$0.49	$(0.55)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	100,663,122	99,024,335	99,936,069	99,013,076

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	100,663,122	99,024,335	99,936,069	99,013,076

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the nine months
	ended September 30,				ended September 30,
	(unaudited)				(unaudited)
	2005	2005	2004	2004	2005	2005	2004	2004
	$	Per share	$	Per share	$	Per share	$	Per share
NET INCOME (LOSS)	79,644	0.66	(10,673)	(0.09)	72,814	0.61	(30,982)	(0.27)

ADJUSTMENTS:
Depreciation and amortization of real estate assets	33,665	0.28	42,984	0.37	102,460	0.87	119,406	1.03
(Gain) Loss on property sales, net	(105,808)	(0.88)	38	—	(109,585)	(0.93)	2,528	0.02
Extinguishment of debt expense related to real estate asset sales (a)	342	—	155	—	729	0.01	155	—
Impairment charges related to real estate assets and assets held for sale	—	—	2,847	0.03	—	—	5,699	0.05
Adjustment for investments in unconsolidated companies:
Office Properties	5,548	0.05	2,283	0.02	15,627	0.13	7,188	0.06
Resort Residential Development Properties	(2,161)	(0.02)	(2,150)	(0.02)	(2,609)	(0.02)	(2,099)	(0.02)
Resort/Hotel Properties	1,004	0.01	—	—	2,813	0.02	—	—
Temperature-Controlled Logistics Properties	4,530	0.04	5,768	0.05	13,729	0.12	17,348	0.15
Unitholder minority interest	14,049	0.12	(1,912)	(0.02)	12,849	0.11	(5,548)	(0.05)
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(17,972)	(0.15)	(17,733)	(0.15)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(6,056)	(0.05)	(6,057)	(0.05)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (b)	22,803	0.19	31,330	0.27	84,799	0.72	89,905	0.77

Impairment charges related to real estate assets	—	—	(2,847)	(0.03)	—	—	(5,699)	(0.05)
Extinguishment of debt expense related to real estate asset sales (a)	(342)	—	(155)	—	(729)	(0.01)	(155)	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED(b)— NAREIT DEFINITION	22,461	0.19	28,328	0.24	84,070	0.71	84,051	0.72

INVESTMENT SEGMENTS:
Office Properties	54,582	0.46	68,410	0.59	161,513	1.37	211,708	1.81
Resort Residential Development Properties	5,474	0.04	3,779	0.03	21,437	0.18	15,121	0.13
Resort/Hotel Properties	9,352	0.08	12,272	0.11	28,434	0.24	35,293	0.30
Temperature-Controlled Logistics Properties	4,606	0.04	4,862	0.04	11,463	0.10	12,834	0.11
OTHER:
Corporate general and administrative	(11,751)	(0.10)	(9,023)	(0.08)	(33,143)	(0.28)	(22,734)	(0.20)
Interest expense	(34,076)	(0.28)	(46,571)	(0.40)	(103,434)	(0.88)	(137,008)	(1.17)
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(17,972)	(0.15)	(17,733)	(0.15)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(6,056)	(0.05)	(6,057)	(0.05)
Other (c)	2,626	0.02	5,611	0.05	22,557	0.19	(1,519)	(0.01)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (b)	22,803	0.19	31,330	0.27	84,799	0.72	89,905	0.77

Impairment charges related to real estate assets	—	—	(2,847)	(0.03)	—	—	(5,699)	(0.05)
Extinguishment of debt expense related to real estate asset sales (a)	(342)	—	(155)	—	(729)	(0.01)	(155)	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (b) — NAREIT DEFINITION	22,461	0.19	28,328	0.24	84,070	0.71	84,051	0.72

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	100,663,122		99,024,335		99,936,069		99,013,076

WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	119,841,083		116,863,615		118,087,613		116,913,217

DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		1.125		1.125

(a)	Extinguishment of debt directly related to the sale of real estate assets. An additional $1.3 million for year-to-date 2005 and $2.8 million for year-to-date 2004 of extinguishment of debt that is not related to the sale of real estate assets is included in funds from operations available to common shareholders.

(b)	Funds from operations available to common shareholders before impairment charges related to real estate assets — diluted, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is calculated on a diluted basis, which includes the effect of operating partnership Unitholder minority interest. To calculate basic FFO per share, the Company excludes Unitholder minority interest from FFO and divides by basic weighted average shares outstanding.

FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. FFO should not be considered an alternative to net income.

(c)	Includes income from investment land sales, net, interest and other income, extinguishment of debt, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2005
FFO (1)	$124,000	to	$136,000
FFO per share (1)	$1.05	to	$1.15

	Low		High

FFO from Operating Businesses and Investments (1)
Operating Business(2)
Office	$210,000	to	$213,000

Investments(2)
Resort Residential Developments	40,000	to	42,000
Resorts / Hotels	29,000	to	32,000
Structured Finance/Securities	9,000	to	10,000
Temperature-Controlled Logistics	17,000	to	19,000

Other

Reinvestment Activity (3)	$9,000	to	$10,000
Business Initiatives (4)	$16,000	to	$18,000

Office Business Drivers (5)
Same Store NOI Growth (GAAP)	(2.0%)	to	0.0%
Same Store Average Occupancy	87%	to	89%
Portfolio Ending Occupied	88%	to	89%
Portfolio Ending Leased	90%	to	91%
Lease Termination Fees	$11,500	to	$12,500

Resort Residential Development Business Drivers (5)
Crescent Resort Development
Unit Sales	275	to	300
Average Unit Price	$1,300	to	$1,400
Lot Sales	500	to	550
Average Price	$130	to	$150

Desert Mountain
Lot Sales	40	to	45
Average Price	$1,000	to	$1,100

Resorts / Hotels Business Drivers (5)
Average Occupancy	72%	to	74%
Average Daily Rate Growth	3%	to	5%
Revenue per Available Room Growth	8%	to	10%

Other Assumptions
30 Day LIBOR (4th Quarter)	4.00%	to	4.25%

	4th Quarter 2005

	Low		High

FFO (1)	$39,000	to	$51,000
FFO per share (1)	$0.33	to	$0.43
Reconciliation of FFO to Net Income (1)

	Full Year 2005			4th Quarter 2005
	$1.05	to	$1.15	$0.33	to	$0.43
ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO	$124,000		$136,000	$39,000		$51,000
COMMON SHAREHOLDERS — DILUTED(1) ADJUSTMENTS:
Depreciation and amortization of real estate assets	(136,000)		(136,000)	(34,000)		(34,000)
(Impairments), gains, and (losses) related to real estate assets	109,000		109,000	—		—
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(21,000)		(21,000)	(5,000)		(5,000)
Hospitality/Residential Development properties	—		—	—		—
Temperature-Controlled Logistics Properties	(19,000)		(19,000)	(5,000)		(5,000)
Unitholder minority interest	(13,000)		(15,000)	(1,000)		(3,000)
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME (LOSS)	$76,000		$86,000	$2,000		$12,000

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	118,500,000		118,500,000	118,500,000		118,500,000

LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING (6)	18,000,000		18,000,000	18,000,000		18,000,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	100,500,000		100,500,000	100,500,000		100,500,000

(1)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Crescent reports Adjusted Funds From Operations Available to Common Shareholders – diluted (“FFO”) before taking into account impairment charges required by GAAP which are related to its real estate assets and before costs associated with the extinguishment of debt in connection with the sale of real estate. Refer to page 14 of this supplement for a reconciliation of GAAP net income to FFO as presented by Crescent, as well as to NAREIT’s FFO.

(2)	Excludes impact of investments made during the year, which are included in the Reinvestment Activity caption and does not include the impact of any potential dispositions or joint ventures of existing assets.

(3)	FFO from Reinvestment Activity includes office, hotel and structured finance investments which have closed.

(4)	Business Initiatives include investment land sales and other income initiatives.

(5)	Business drivers presented at 100% regardless of Crescent’s ownership interest in the underlying properties. However, office lease termination fees represent Crescent’s portion only.

(6)	Assumes 2 for 1 conversion of units to common shares
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Sector Contribution and Assets by Segment
As of September 30, 2005
(dollars in thousands)

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total
Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,534,550	850,515	428,587	491,519	57,793	4,362,964
Depreciation (including Unconsolidated Assets)	(408,878)	(27,989)	(86,470)	(132,680)	(5,767)	(661,784)
Unconsolidated Debt and Other Liabilities	(404,803)	—	(114,055)	(285,323)	—	(804,181)
Other Assets (Cash, Defeasance Investments, etc.)	253,466	202,621	113,121	98,911	626,138	1,294,257

Total Assets	1,974,335	1,025,147	341,183	172,427	678,164	4,191,256

Net Book Value by Segment

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total
Total Assets by Segment(2):
Balance at September 30, 2005(3)	1,974,335	1,025,147	341,183	172,427	678,164 (4)	4,191,256
Balance at December 31, 2004	2,141,943	820,423	468,967	180,585	425,846	4,037,764
Consolidated Property Level Financing:
Balance at September 30, 2005	(890,801)	(178,426)	(97,135)	—	(1,140,742 (5)	(2,307,104)
Balance at December 31, 2004	(942,001)	(83,721)	(111,397)	—	(1,015,136)	(2,152,255)
Consolidated Other Liabilities:
Balance at September 30, 2005	(108,123)	(274,997)	(25,468)	(885)	(43,271)	(452,744)
Balance at December 31, 2004	(108,194)	(195,714)	(47,403)	(1,679)	(69,358)	(422,348)
Minority Interests:
Balance at September 30, 2005	(14,934)	(33,214)	(5,967)	—	(112,266)	(166,381)
Balance at December 31, 2004	(9,308)	(33,760)	(6,513)	—	(113,330)	(162,911)

Total Net Book Value at September 30, 2005	960,477	538,510	212,613	171,542	(618,115)	1,265,027
Total Net Book Value at December 31, 2004	1,082,440	507,228	303,654	178,906	(771,978)	1,300,250

(1)	Refer to page 42 for further details regarding Resort Residential Development Segment information.

(2)	Total assets by segment are inclusive of investments in unconsolidated companies.

(3)	Non-income producing land held for investment or development of $84,293 by segment is as follows: Office — $24,149, Resort Residential Development $9,614, Resort/Hotel — $7,271, and Corporate — $43,258,

(4)	Includes defeasance investments of $265,421.

(5)	Inclusive of Corporate bonds, Credit Facility, Junior Subordinated Notes, Funding I defeased debt, Funding II defeased debt and Canyon Ranch-Lenox defeased debt.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Acquisitions, Development, Dispositions and Other Strategic Transactions
2005 Activity Through September 30, 2005
Acquisitions

		CEI		Square	Purchase	Purchase	PSF Purchase
Segment	Property	Ownership	Market	Feet	Date	Price	Price	% Leased
Office	1110 Rusk Parking Garage (1)	24%	Houston - CBD	N/A	1/13/2005	$5.0 Million	N/A	N/A
Office	Exchange Building	100%	Seattle - CBD	295,525	2/7/2005	$52.5 Million	$177	94%
Office	One Buckhead Plaza (2)	35%	Atlanta - Buckhead	461,669	4/8/2005	$130.5 Million	$283	91%

						$188.0 Million

Dispositions

						Sales Price	Net
		CEI		Square Feet /	Sale	Net of	PSF/Room/Acre
Segment	Property	Ownership	Market	Rooms / Acres	Date	Selling Costs	Price	Gain/(Loss)(3)
Office	Albuquerque Plaza	100%	Albuquerque - CBD	366,236 SF	2/7/2005	$34.7 Million	$95	$1.8 Million
Other	Undeveloped Land	100%	Houston - CBD	1.58 acres	3/31/2005	$5.8 Million	$3.7 Million	$3.5 Million
Other	Undeveloped Land	100%	Houston - CBD	1.43 acres	6/30/2005	$6.1 Million	$4.3 Million	$4.1 Million
Office	Barton Oaks	100%	Austin - Southwest	98,955 SF	8/16/2005	$14.4 Million	$145	$5.4 Million
Office	Chancellor Park	100%	San Diego-University Town Center	195,733 SF	9/19/2005	$55.4 Million	$283	$32.1 Million
Office	Two Renaissance Square	100%	Phoenix Downtown - CBD	476,373 SF	9/28/2005	$117.3 Million	$246	$68.1 Million

						$233.7 Million		$115.0 Million

Development

							Total	Total
		CEI			Start	Completion	Development	Projected	Leased/
Segment	Project	Ownership	Market	Square Feet /Rooms /Units	Date	Date	Costs to Date	Development Costs	Committed
Office	Hughes Center Office Development	100%	Las Vegas - Central East	255,000 sf	3Q 2005	1Q 2007	$7.2 Million	$73.9 Million	0%/15%
RDV/Resort	The Ritz-Carlton Residences and Hotel	100%	Dallas - Uptown Turtle Creek	70 units / 217 rooms	2Q 2005	4Q 2007	$38.7 Million	$213.2 Million	N/A / 81%
RDV	Jefferson Investment’s Multi-Family Luxury Apartments	50%(4)	Dedham, MA	300 units	4Q 2004	3Q 2006	$31.6 Million	$54.3 Million	0%
Office	Von Karman Office Development	40%	Irvine - John Wayne Airport	260,000	1Q 2006	3Q 2007	$16.0 Million	$91.1 Million	0%/0%
Office	Paseo Del Mar - Office Development	80%	San Diego - Del Mar Heights	231,000	3Q 2005	3Q 2006	$37.7 Million	$81.7 Million	0%/0%
Other Strategic Transactions

		Current		Gross		Gain/Loss	Required Debt
		CEI	Date of	Valuation of	Cash Generated	Recognized	Payoff /
Segment	Transaction	Ownership	Transaction	Transaction (5)	to CEI (6)	By CEI	Defeasance
Office	Joint Venture of Fulbright Tower & 1110 Rusk Parking Garage	24%	2/24/2005	$106.0 Million	$33.4 Million	$0.5 Million	N/A
Office	Joint Venture of One Buckhead Plaza	35%	6/29/2005	$130.5 Million	$28.0 Million	$0.4 Million	N/A
Resort/Hotel	Canyon Ranch Restructure and Recapitalization	48%	1/18/2005	$440.0 Million	$53.6 Million	0 (7)	$38.3 Million
Mezzanine Investments

				Weighted Average
				Yield During
Segment	Investment	Date of Transaction	Quarter End Balance	Quarter	Current Yield	Fixed/Variable
Other	New York City Office Investment	2/7/2005	$17.3 Million	11.27%	11.45%	Variable
Other	Orlando Resort Investment	3/31/2005	$33.2 Million	11.93%	11.93%	Fixed
Other	Los Angeles Office Investment	5/31/2005	$20.0 Million	11.74%	11.96%	Variable
Other	Dallas Office Investment	6/9/2005	$12.0 Million	12.07%	12.27%	Variable
Other	Dallas Office Investment	8/31/2005	$7.7 Million	11.04%	11.04%	Fixed

(1)	Purchased in connection with Fulbright Tower and subsequently joint ventured in February 2005.

(2)	One Buckhead Plaza was subsequently joint ventured in June 2005.

(3)	Includes previously recognized impairments, if applicable. Amounts shown are not net of minority interest.

(4)	Crescent receives a preferred return on its invested capital before profits are allocated to the partners based on a 50/50 split.

(5)	Amounts represent 100% value of new entity.

(6)	Amounts represent cash generated net of debt paid down, if applicable.

(7)	Although no GAAP gain was recognized on the Canyon Ranch Restructure as a result of CEI’s continuing interest, Crescent contributed assets valued at $209 Million for its 48% interest, which had a net book value of $97.8 Million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Consolidated Debt Schedule
As of September 30, 2005
(dollars in thousands)

			Balance	Interest
			Outstanding at	Rate at
		Maximum	September 30,	September 30,		Maturity
Description	Secured Asset	Borrowings	2005	2005		Date
Secured Fixed Rate Debt:
AEGON Partnership Note	Greenway Plaza	$250,201	$250,201	7.53%		July 2009
Cigna Note	707 17th Street/Denver Marriott	70,000	70,000	5.22		June 2010
JP Morgan Chase III	Datran Center	65,000	65,000	4.88		October 2015
Morgan Stanley I	Alhambra	50,000	50,000	5.06		October 2011
Bank of America Note	Colonnade	38,000	38,000	5.53		May 2013
Metropolitan Life Note VII	Dupont Centre	35,500	35,500	4.31		May 2011
Mass Mutual Note (1)	3800 Hughes	34,808	34,808	7.75		August 2006
Column Financial	Peakview Tower	33,000	33,000	5.59		April 2015
Northwestern Life Note	301 Congress	26,000	26,000	4.94		November 2008
Allstate Note (1)	3993 Hughes	24,965	24,965	6.65		September 2010
JP Morgan Chase II	3773 Hughes	24,755	24,755	4.98		September 2011
Metropolitan Life Note VI (1)	3960 Hughes	23,241	23,241	7.71		October 2009
JP Morgan Chase I	3753/63 Hughes	14,350	14,350	4.98		September 2011
Northwestern Life II (1)	3980 Hughes	9,739	9,739	7.40		July 2007
Woodmen of the World Note	Avallon IV	8,500	8,500	8.20		April 2009
Construction, Acquisition and other obligations for various Resort Residential projects	CRDI, Sonoma Golf Club and Mira Vista	4,267	4,267	2.90 to 13.75		Nov 05 to Apr 10

Secured Fixed Rate Defeased Debt:
LaSalle Note II (2)	Funding II Defeasance	155,785	155,785	7.79		March 2006
LaSalle Note I (3)	Funding I Defeasance	102,135	102,135	7.83		August 2007
Nomura Funding VI Note (4)	Funding VI Defeasance	7,501	7,501	10.07		July 2010

Subtotal/Weighted Average		$977,747	$977,747	6.71%

Unsecured Fixed Rate Debt:
The 2009 Notes		$375,000	$375,000	9.25%		April 2009
The 2007 Notes		250,000	250,000	7.50		September 2007

Subtotal/Weighted Average		$625,000	$625,000	8.55%

Secured Variable Rate Debt:
German American Capital Corporation (5)	Funding One	$165,000	$165,000	5.24%		June 2007
Bank of America Funding XII Term Loan (6)	Funding XII	86,203	86,203	5.94		January 2006
Bank One	Northstar Construction Project	105,800	81,044	5.76		October 2006
Bank of America	Hummingbird Lodge Construction Project	49,900	33,729	6.07		December 2006
Bank of America (7) (8)	JPI	41,009	16,942	5.58		November 2007
KeyBank (5)	Ritz Construction Project	175,000	10,386	6.08		July 2008
FHI Finance Loan	Sonoma Mission Inn & Spa	10,000	10,000	8.22		September 2009
Wells Fargo Bank (9)	3770 Hughes	7,800	7,800	5.00		February 2008
Guaranty Bank (7) (8)	Pasco Del Mar Construction Project	53,100	5,575	7.25		September 2008
National Bank of Arizona	Desert Mountain	18,000	3,438	6.75 to 7.75		June 2006
Societe Generale (7)	3883 Hughes Construction Project	52,250	314	5.67		September 2008
FirstBank of Vail	Village Walk Construction Project	63,000	—	6.25		February 2008
Construction, Acquisition and other obligations for various Resort Residential projects	CRDI and Mira Vista	78,741	33,605	5.83 to 7.75		Oct 05 to Sep 08

Subtotal/Weighted Average		$905,803	$454,036	5.77%

Unsecured Variable Rate Debt:
Credit Facility (10)		$300,000	$173,000	5.71%		December 2006
Junior Subordinated Notes (Trust Preferred)		51,547	51,547	5.35		June 2035
Junior Subordinated Notes (Trust Preferred)		25,774	25,774	5.53		July 2035

Subtotal/Weighted Average		$377,321	$250,321	5.62%

Total/Weighted Average		$2,885,871	$2,307,104	6.90	%(11)

Average remaining term						3.9 years

(1)	Includes a portion of total premiums of $4,611 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(2)	In December 2003 and January 2004, the Company purchased a total of $179,600 in U.S. Treasuries and government sponsored agency securities (“defeasance investments”) to substitute as collateral for this loan. The cash flow from the defeasance investments (principal and interest) match the total debt service payments of this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the LaSalle Note II.

(3)	In November 2004, the Company executed a legal defeasance, removing The Crescent from LaSalle Note I. This transaction reduced this Note by $128,687. In January 2005, the remainder of LaSalle Note I was defeased when the Company purchased $115,781 in U.S. Treasuries to substitute as collateral for this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with LaSalle Note I.

(4)	On December 20, 2004, this loan was defeased with the purchase of $10,080 in U.S. Treasuries to substitute as collateral for this loan. The cash flow from the (principal and interest) match the total debt service payments of the loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the Nomura Funding VI Note.

(5)	This loan has three one-year extension options.

(6)	This loan has one one-year extension option.

(7)	This loan has two one-year extension options.

(8)	Our partner provides a full guarantee of this loan.

(9)	The Company purchased a $7,800 interest rate cap to protect LIBOR from going above 6.00%. This loan has two one-year extension options.

(10)	The Credit Facility has a maximum potential capacity of $300,000. Capacity is subject to adjusted income from the assets in the borrowing base. As of September 30, borrowing capacity under the facility was $300,000. The $173,000 outstanding at September 30, excludes letters of credit issued under the facility of $14,244.

(11)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 6.86%.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Consolidated Debt Breakdown
As of September 30, 2005
(dollars in thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years (1)
Fixed Rate Debt	$1,602,747	69%	7.43%		3.6

Variable Rate Debt (2)	704,357	31%	5.71%		4.4

Total/Weighted Average	$2,307,104	100%	6.90	%(3)	3.9

(1)	Based on contractual maturity and does not include extension options on Bank of America Funding XII Term Loan, Wells Fargo Bank Loan, Bank of America Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank Loan, or German American Capital Corporation Loan.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $458,217 of hedged variable-rate debt, are 89% and 11%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 6.86%.
Future Consolidated Debt Repayments (1)
As of September 30, 2005
(dollars in thousands)

	Secured	Defeased	Unsecured		Total(2)
2005	9,770	1,066	—		10,836
2006	259,036	157,130	173,000	(3)	589,166
2007	215,889	100,279	250,000		566,168
2008	60,132	289	—		60,421
2009	271,615	320	375,000		646,935
Thereafter	349,920	6,337	77,321		433,578

	$1,166,362	$265,421	$875,321		$2,307,104

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not include extension options on Bank of America Funding XII Term Loan, Wells Fargo Bank Loan, Bank of America Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank Loan, or German American Capital Corporation Loan.

(3)	Borrowings under the Credit Facility.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Unconsolidated Debt Schedule
As of September 30, 2005
(dollars in thousands)

		Balance	Company’s Share
	CEI	Outstanding at	of Balance at	Interest Rate at	Maturity
Description	Ownership	September 30, 2005	September 30, 2005	September 30, 2005	Date		Fixed/Variable (1)
Temperature-Controlled Logistics Segment:
AmeriCold Realty Trust	31.70%
Goldman Sachs(2)		$473,369	$150,058	6.89%	5/11/2023		Fixed
Morgan Stanley(3)		246,457	78,127	6.72%	4/9/2009		Variable
Various Capital Leases		42,985	13,626	3.48 to 13.63%	6/1/2006 to 4/1/2017		Fixed
Bank of New York		50	16	12.88%	5/1/2008		Fixed

		762,861	241,827

Office Segment:
Crescent HC Investors, L.P.	23.85%	269,705	64,325	5.03%	11/7/2011		Fixed
Crescent TC Investors, L.P.	23.85%	214,770	51,223	5.00%	11/1/2011		Fixed
Main Street Partners, L.P.(4)(5)(6)	50.00%	107,462	53,731	6.58%	12/1/2005		Variable
Crescent Fountain Place, L.P.	23.85%	105,932	25,265	4.95%	12/1/2011		Fixed
Crescent POC Investors, L.P.	23.85%	97,504	23,255	4.98%	12/1/2011		Fixed
Crescent 5 Houston Center, L.P.	25.00%	90,000	22,500	5.00%	10/1/2008		Fixed
Crescent One Buckhead Plaza, L.P.	35.00%	85,000	29,750	5.47%	4/8/2015		Fixed
Crescent Miami Center, LLC	40.00%	81,000	32,400	5.04%	9/25/2007		Fixed
Crescent 1301 McKinney, L.P.(7)(8)	23.85%	73,350	17,494	4.73%	1/9/2008		Variable
Crescent One BriarLake Plaza, L.P.	30.00%	50,000	15,000	5.40%	11/1/2010		Fixed
Houston PT Four Westlake Park Office Limited Partnership	20.00%	46,862	9,372	7.13%	8/1/2006		Fixed
Crescent Five Post Oak Park, L.P.	30.00%	44,547	13,364	4.82%	1/1/2008		Fixed
Austin PT BK One Tower Office Limited Partnership	20.00%	36,448	7,290	7.13%	8/1/2006		Fixed
Houston PT Three Westlake Park Office Limited Partnership	20.00%	33,000	6,600	5.61%	9/1/2007		Fixed

		1,335,580	371,569

Resort/Hotel Segment:
CR Resort, LLC	48.00%	95,000	45,600	5.94%	2/1/2015		Fixed

Other Segment:
Redtail Capital Partners One, LLC(9)	25.00%	11,250	2,813	5.62%	8/9/2008		Variable

Total Unconsolidated Debt		$2,204,691	$661,809

Fixed Rate/Weighted Average				5.92%	9.4	years
Variable Rate/Weighted Average				6.42%	2.2	years

Total Weighted Average				6.03%	7.7	years

(1)	All unconsolidated debt is secured.

(2)	URS Real Estate, L.P. and AmeriCold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(3)	The loan bears interest at LIBOR + 295 basis points (with a LIBOR floor of 1.5% with respect to $54,400 of the loan) and requires principal payments of $5,000 annually. In connection with this loan, a subsidiary of AmeriCold Realty Trust entered into an interest rate cap agreement with a maximum LIBOR of 6.50% on the entire amount of loan.

(4)	Senior Note — Note A: $79,428 at variable interest rate, LIBOR + 189 basis points, $4,673 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%.

Note B: $23,361 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. In connection with this loan, the Company entered into an interest rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(5)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(6)	The partnership has requested the final one-year extension remaining on the loan.

(7)	This loan has two one-year extension options.

(8)	In December 2004, Crescent 1301 McKinney, L.P. entered into a one-year LIBOR interest rate cap agreement with a notional amount of $73,350, which limits the interest rate exposure to 3.5%. Fulbright Tower office property was formerly known as 1301 McKinney. The Company will be required to purchase a new cap in January 2006 that limits interest rate to 1.0:1.0 debt service coverage.

(9)	This loan has one one-year extension option.
Future Unconsolidated Debt Repayments
As of September 30, 2005
(dollars in thousands)

	Secured	Unsecured	Total (1)
2005	55,836	—	55,836
2006	24,805	—	24,805
2007	47,829	—	47,829
2008	62,884	—	62,884
2009	79,643	—	79,643
Thereafter	390,812	—	390,812

	$661,809	$—	$661,809

(1)	Based on contractual maturity and does not take into account the extension options on the Main Street Partners L.P. Loan or Crescent 1301 McKinney, L.P. Loan.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Investment in Unconsolidated Companies
As of September 30, 2005
(dollars in thousands)
Balance Sheets:

		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total

Real estate, net	$2,076,511	$1,131,983	$104,679
Cash	85,945	25,360	58,290
Restricted Cash	45,968	67,016	218
Other assets	159,422	191,256	25,433

Total assets	$2,367,846	$1,415,615	$188,620

Notes payable	$1,335,580	$762,861	$95,000
Notes payable to Crescent	—	4,526	—
Other liabilities	110,714	132,685	39,395
Preferred Membership Units	—	—	103,219
Equity	921,552	515,543	(48,994)

Total liabilities and equity	$2,367,846	$1,415,615	$188,620

Company’s share of unconsolidated debt	$371,569	$241,827	$45,600	$2,813	$661,809

Company’s investments in unconsolidated companies	$182,164	$167,901	$5,827	$34,200	$390,092

Balance Sheet as of September 30, 2005 includes the following:
•	Office (1) — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, LLC, Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets); and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company , L.L.C., EW Deer Valley, L.L.C., and Redtail Capital Partners, L.P.

		Square		Date of
(1) Partner	Building	Footage	CEI ownership	Partnership
JPMorgan/GE Pension Affiliates
	The Crescent	1,299,522	23.85%	11/10/2004
	Houston Center	2,960,544	23.85%	11/10/2004
	Post Oak Central	1,279,759	23.85%	11/10/2004
	Fulbright Tower	1,247,061	23.85%	2/24/2005

JPMorgan Affiliate
	Five Houston Center	580,875	25.00%	6/4/2001
	Miami Center	782,211	40.00%	9/25/2002
	BriarLake Plaza	502,410	30.00%	10/8/2003
	Fountain Place	1,200,266	23.85%	11/23/2004
	Trammell Crow Center	1,128,331	23.85%	11/23/2004

GE Pension Affiliate
	Bank One Tower	389,503	20.00%	7/30/2001
	Four Westlake Park	561,065	20.00%	7/30/2001
	Three Westlake Park	414,792	20.00%	8/21/2002
	Five Post Oak Park	567,396	30.00%	12/20/2002

Trizec Properties, Inc.
	Bank One Center	1,530,957	50.00%	10/22/1997

Hines Crescent Irvine Associates, L.P. (a)
	Von Karman Development	N/A	40.00%	6/9/2005

Metzler US Real Estate Fund, L.P.
	One Buckhead Plaza	461,669	35.00%	6/29/2005

Total Square Footage in Unconsolidated Joint Ventures		14,906,361	27.86%

(a)	To be developed as an office property See page 15 for further detail.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Investment in Unconsolidated Companies
As of September 30, 2005
(dollars in thousands)
Summary Statement of Operations:

	For the three months ended September 30, 2005
		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total

Total Revenues	$88,167	$232,776	$35,136
Operating Expense	42,720	195,615	29,218

Net Operating Income	45,447	37,161	5,918

Interest Expense	18,140	15,121	1,465
Depreciation and amortization	20,581	18,274	2,739
Preferred dividends	—	—	3,053
Taxes and Other (income) expense	(229)	(23)	1,680

Total Expenses	38,492	33,372	8,937

Net income	6,955	3,789	(3,019)
Items to reconcile to FFO	18,397	14,192	2,283

Funds From Operations	$25,352	$17,981	$(736)

Company’s equity in net income (loss) of unconsolidated companies	$3,202	$77	$(733)	$(629)	$1,917

Company’s share of FFO	$8,750	$4,606	$271	$(2,789)	$10,838

	For the nine months ended September 30, 2005
		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total

Total Revenues	$254,420	$592,893	$103,258
Operating Expense	121,894	489,360	83,924

Net Operating Income	132,526	103,533	19,334

Interest Expense	50,634	41,761	4,077
Depreciation and amortization	58,317	55,651	7,647
Preferred dividends	—	—	8,950
Taxes and Other (income) expense	(397)	1,113	2,059

Total Expenses	108,554	98,525	22,733

Net income	23,972	5,008	(3,399)
Items to reconcile to FFO	55,452	42,983	6,392

Funds From Operations	$79,424	$47,991	$2,993

Company’s equity in net income (loss) of unconsolidated companies	$9,888	$(2,266)	$28	$10,324	$17,974

Company’s share of FFO	$25,515	$11,463	$2,841	$7,715	$47,534

Summary Statement of Operations for the three months ended September 30, 2005, includes the following:
•	Office — Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center LLC, Crescent Five Post Oak Park, L.P., Crescent One BriarLake Plaza, Crescent Big Tex I L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P. Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics - Includes AmeriCold Realty Trust;

Note: In connection with the dissolution of the Vornado Crescent Portland Partnership, the Company agreed to pay Vornado Realty L.P. an annual management fee of $4,548. The Company’s share of equity in net income (loss) and FFO for Temperature-Controlled Logistics includes management fees payable to Vornado Realty L.P. totaling $1,137 in each the first and second quarters 2005.

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets); and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company, EW Deer Valley L.L.C., and Redtail Capital Partners, L.P.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

PORTFOLIO DATA
Office
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Office Portfolio Composition
As of September 30, 2005
Wholly Owned vs. Joint Ventured

(SF in millions)	Houston	Dallas	Denver	Austin	Miami	Las Vegas	Other (1)	Total
Wholly Owned	4.4	4.2	2.2	1.1	1.0	1.0	2.0	15.9
Joint Ventured	8.1	5.2	—	0.8	0.8	0.1	0.4	15.4

Total Office Portfolio SF	12.5	9.4	2.2	1.9	1.8	1.1	2.4	31.3
Crescent’s Share	6.3	5.8	2.2	1.4	1.3	1.1	2.2	20.3
CBD vs. Suburban

(1) Includes Ft. Worth, Colorado Springs, Irvine, Atlanta, and Seattle.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Total Office Property Table (1)
As of September 30, 2005

							Weighted
							Average
							Full-Service
							Rental
					Economic		Rate Per	Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Sq. Ft.(2)	Percentage (1)
Texas
Dallas
Bank One Center	1	CBD	1987	1,530,957	81.0%		$22.18	50%
The Cresent	2	Uptown/Turtle Creek	1985	1,299,522	93.3		32.72	24%
Fountain Place	1	CBD	1986	1,200,266	94.0		21.23	24%
Trammell Crow Center	1	CBD	1984	1,128,331	93.0		24.70	24%
Stemmons Place	1	Stemmons Freeway	1983	634,381	81.3		17.21	100%
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	75.8		20.08	100%
Waterside Commons	1	Las Colinas	1986	458,906	55.7		15.34	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	82.9		20.71	100%
The Aberdeen	1	Quorum/Bent Tree	1986	319,760	91.3		16.27	100%
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	68.8		19.22	100%
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	96.3		20.87	100%
Palisades Central II	1	Richardson	1985	237,731	95.2		20.06	100%
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	58.0	(3)	17.46	100%
The Addison	1	Quorum/Bent Tree	1981	215,016	100.0		23.28	100%
Palisades Central I	1	Richardson	1980	180,503	72.8		17.68	100%
Greenway II	1	Richardson	1985	154,329	100.0		17.20	100%
Greenway I & IA	2	Richardson	1983	146,704	69.8		15.24	100%

Subtotal/Weighted Average	19			9,357,075	85.0%		$22.54	62%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	97.9%		$18.32	100%

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	90.3%		$20.11	100%
Houston Center	4	CBD	1974-1983	2,960,544	85.9		20.43	24%
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	93.2		20.33	24%
Five Houston Center	1	CBD	2002	580,875	95.5		30.29	25%
Five Post Oak Park	1	West Loop/Galleria	1986	567,396	84.5		18.30	30%
Four Westlake Park	1	Katy Freeway West	1992	561,065	99.9		22.39	20%
BriarLake Plaza	1	Westchase	2000	502,410	96.7		24.36	30%
Three Westlake Park	1	Katy Freeway West	1983	414,792	100.0		22.46	20%

Subtotal/Weighted Average	22			11,214,893	90.6%		$21.12	54%

Austin
816 Congress	1	CBD	1984	433,024	61.8	%(3)	$19.27	100%
301 Congress Avenue	1	CBD	1986	418,338	56.6	(3)	22.79	50%
Bank One Tower	1	CBD	1974	389,503	65.4		23.49	20%
Austin Centre	1	CBD	1986	343,664	81.8	(3)	19.49	100%
The Avallon	3	Northwest	1993/1997	318,217	85.2		18.72	100%

Subtotal/Weighted Average	7			1,902,746	68.9%		$20.68	73%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	94.6%		$20.11	100%
707 17th Street	1	CBD	1982	550,805	91.4		20.47	100%
Regency Plaza	1	Denver Technology Center	1985	309,862	91.7		19.96	100%
55 Madison	1	Cherry Creek	1982	137,176	92.2		19.16	100%
The Citadel	1	Cherry Creek	1987	130,652	94.9		25.35	100%
44 Cook	1	Cherry Creek	1984	124,174	63.3		19.14	100%

Subtotal/Weighted Average	6			1,928,069	91.1%		$20.44	100%

Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	53.5%		$17.72	100%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Total Office Property Table (1)
As of September 30, 2005
(continued)

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per		Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.		Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft.(2)		Percentage(1)
Florida
Miami
Miami Center	1	CBD	1983	782,211	91.2%		$30.57		40%
Datran Center	2	South Dade/Kendall	1986/1988	476,412	90.1	(3)	27.07		100%
The Alhambra	2	Coral Gables	1961/1987	325,005	86.0		31.21		100%
The BAC — Colonnade Building	1	Coral Gables	1989	218,170	89.2		32.25		100%

Subtotal/Weighted Average	6			1,801,798	89.7%		$29.96		74%

Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	90.6%	(3)	$27.49		100%

Nevada
Las Vegas
Hughes Center (4)	8	Central East	1986 - 1999	1,110,890	98.5%		$32.12		98%

Georgia
Atlanta
One Buckhead Plaza (5)	1	Buckhead	1987	461,669	90.6%		$29.56		35%

Washington
Seattle
Exchange Building	1	CBD	1929/2001	295,515	93.8%		$24.17		100%

Total Office Portfolio Excluding Properties Not Stabilized	73			29,538,378	87.6%	(3)	$22.63	(6)	66%

PROPERTIES NOT STABILIZED
Texas
Houston
Fulbright Tower (7)	1	CBD	1982	1,247,061	61.4%		$20.53		24%

Colorado
Denver
Peakview Tower (7)	1	Greenwood Village	2001	264,149	87.4%		$23.87		100%

Georgia
Atlanta
One Live Oak (7)	1	Buckhead	1981	201,488	71.3%		$23.50		100%

Total Office Portfolio	76			31,251,076					65%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the quarter Ended September 30, 2005

Total Office Property Table (1)
As of September 30, 2005
(continued)

(1)	Office Property Table data is presented without adjustments to reflect Crescent’s actual ownership percentage in joint ventured properties. Crescent’s actual ownership percentage in each property has been included for informational purposes.

(2)	Calculated in accordance with GAAP based on base rent payable as of September 30, 2005, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers. The weighted average full-service rental rate for the El Paso lease (Greenway Plaza, Houston, Texas) reflects weighted average full-service rental rate over the shortened term (due to lease termination effective as of December 31, 2007) and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007.

(3)	Leases have been executed at certain Office Properties but had not commenced as of September 30, 2005. If such leases had commenced as of September 30, 2005, the percent leased for Office Properties would have been 89.7% Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: 3333 Lee Parkway — 81.7%, 816 Congress — 72.3%, 301 Congress — 68.3%, Austin Centre — 94.2%, Datran Center — 96.7%, and Dupont Centre — 98.7%.

(4)	Hughes Center consists of seven wholly-owned office properties and one joint ventured office property in which the Company owns a 67% general partner interest.

(5)	One Buckhead Plaza stabilized as of July 31, 2005.

(6)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties as of September 30, 2005, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.04.

(7)	Property statistics exclude Fulbright Tower (formerly known as 1301 McKinney Street — acquired December 2004), Peakview Tower (acquired December 2004), and One Live Oak (acquired December 2004). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 90% occupancy, (b) one year following the acquisition date, or (c) two years following the acquisition date for properties which are being repositioned.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the quarter Ended September 30, 2005

Office Leasing Statistics
As of September 30, 2005
Signed Renewal/Released Activity(1)

	For the three months ended September 30, 2005
			Percentage
			Increase/(Decrease)
	Signed Leases (2)	Expiring Leases	over Expiring Rate

Square Footage	890,080	890,080	N/A
Weighted Average Full Service Rental Rate PSF (3)	$23.65	$24.12	-2%
NOI Net Effective Rental Rate PSF (4)	$13.68	$14.30	-4%

	For the nine months ended September 30, 2005
			Percentage
			Increase/(Decrease)
	Signed Leases (2)	Expiring Leases	over Expiring Rate

Square Footage	2,037,407	2,037,407	N/A
Weighted Average Full Service Rental Rate PSF (3)	$23.84	$24.25	-2%
NOI Net Effective Rental Rate PSF (4)	$13.59	$14.06	-3%

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the quarter Ended September 30, 2005

Total Office Portfolio — Same Store Analysis (1)
As of September 30, 2005
(dollars in millions)

	For the three months ended September 30,
	2005	2004	% Change
Same-Store Revenues (2)	$141.7	$139.7	1.4%
Same-Store Expenses	$71.0	$68.2	(4.1%)

Total Operating Income	$70.7	$71.5	(1.1%)

GAAP Rent Adjustments	$(3.3)	$(2.5)	(32.0%)

Total Operating Income — Cash Basis	$67.4	$69.0	(2.4%)

QTD Average Occupancy	86.8%	86.3%	0.5pts
Same-Store Square Footage	27.3
Number of Properties	62

	For the nine months ended September 30,
	2005	2004	% Change
Same-Store Revenues (2)	$422.8	$422.1	0.2%
Same-Store Expenses	$206.9	$204.1	(1.4%)

Total Operating Income	$215.9	$218.0	(1.0%)

GAAP Rent Adjustments	$(8.1)	$(9.5)	14.7%

Total Operating Income — Cash Basis	$207.8	$208.5	(0.3%)

YTD Average Occupancy	87.3%	86.2%	1.1pts
Same-Store Square Footage	27.3
Number of Properties	62

(1)	Includes consolidated and unconsolidated office joint venture properties without adjustments to reflect Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the quarter Ended September 30, 2005

Total Office portfolio Capital Expenditures
As of september 30, 2005
Capitalized Property Improvements

	YTD	Q3		Q2	Q1	Q4	Q3	Q2
Total Office Portfolio	2005	2005		2005	2005	2004	2004	2004
Recurring Property Improvements

$(in thousands)	$7,575	$3,315		$3,322	$937	$4,719	$2,629	$2,196
$ Per Square Foot	$0.24	$0.10		$0.10	$0.03	$0.16	$0.09	$0.07

Non-Recurring Property Improvements (1)

$(in thousands)	$15,215	$11,191	(6)	$2,838	$1,186	$5,524	$1,857	$1,242
$ Per Square Foot	$0.48	$0.35		$0.09	$0.04	$0.18	$0.06	$0.04

Total Property Improvements (2)

$(in thousands)	$22,790	$14,507		$6,160	$2,123	$10,243	$4,485	$3,438
$ Per Square Foot	$0.72	$0.46		$0.19	$0.07	$0.34	$0.15	$0.11

Crescent’s Pro Rata Share

Recurring Property Improvements

$(in thousands)	$5,840	$2,527		$2,578	$734	$3,403	$2,516	$1,916
$ Per Square Foot	$0.28	$0.12		$0.12	$0.03	$0.15	$0.10	$0.07

Non-Recurring Property Improvements (1)

$(in thousands)	$6,541	$4,349		$1,594	$598	$3,558	$1,450	$872
$ Per Square Foot	$0.30	$0.21		$0.07	$0.03	$0.15	$0.06	$0.03

Total Property Improvements

$(in thousands)	$12,381	$6,877		$4,172	$1,332	$6,961	$3,966	$2,788
$ Per Square Foot	$0.59	$0.33		$0.19	$0.06	$0.30	$0.16	$0.10
Tenant Improvements and Leasing Costs

	YTD	Q3	Q2	Q1	Q4	Q3	Q2
Total Office Portfolio	2005	2005	2005	2005	2004	2004	2004
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (3)
Total Re-leased/Renewal Tenant Square Footage	2,037,407	890,080	752,141	395,186	978,817	1,059,631	508,727
Tenant Improvement Costs Per Square Foot Leased	$11.27	$10.91	$12.82	$9.14	$14.17	$13.47	$11.21
Leasing Costs Per Square Foot Leased	$6.90	$5.95	$9.07	$4.92	$7.34	$10.25	$7.02

Total Per Square Foot	$18.17	$16.86	$21.89	$14.06	$21.51	$23.72	$18.23

Average Lease Term (in years)	6.0	6.1	6.8	4.6	7.2	9.3	6.0

Tenant Improvement Costs Per Square Foot Leased Per Year	$1.88	$1.79	$1.89	$1.99	$1.97	$1.45	$1.87
Leasing Costs Per Square Foot Leased Per Year	$1.15	$0.97	$1.33	$1.07	$1.02	$1.10	$1.17

Total Per Square Foot Per Year	$3.03	$2.76	$3.22	$3.06	$2.99	$2.55	$3.04

Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total New/Expansion Tenant Square Footage	1,315,680	449,100	445,335	421,245	478,724	582,254	296,509

Tenant Improvement Costs Per Square Foot Leased	$16.41	$15.23	$16.42	$17.66	$20.49	$19.90	$16.87
Leasing Costs Per Square Foot Leased	$6.82	$5.64	$7.24	$7.64	$8.72	$9.02	$7.24

Total Per Square Foot	$23.23	$20.87	$23.66	$25.30	$29.21	$28.92	$24.11

Average Lease Term (in years)	5.8	5.0	5.9	6.3	7.3	7.2	5.8

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.83	$3.04	$2.78	$2.80	$2.81	$2.76	$2.91
Leasing Costs Per Square Foot Leased Per Year	$1.18	$1.13	$1.23	$1.21	$1.19	$1.26	$1.25

Total Per Square Foot Per Year	$4.01	$4.17	$4.01	$4.01	$4.00	$4.02	$4.16

Total Tenant Improvements and Leasing Costs: (5)
Total Leased Square Footage	3,353,087	1,339,180	1,197,476	816,431	1,457,541	1,641,885	805,236

Tenant Improvements Cost Per Square Foot Leased	$13.29	$12.36	$14.16	$13.54	$16.25	$15.75	$13.29
Leasing Costs Per Square Foot Leased	$6.87	$5.85	$8.39	$6.32	$7.79	$9.81	$7.10

Total Per Square Foot	$20.16	$18.21	$22.55	$19.86	$24.04	$25.56	$20.39

Average Lease Term (in years)	5.9	5.7	6.5	5.5	7.2	8.6	5.9

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.25	$2.17	$2.18	$2.46	$2.26	$1.83	$2.25
Leasing Costs Per Square Foot Leased Per Year	$1.16	$1.03	$1.29	$1.15	$1.08	$1.14	$1.21

Total Per Square Foot Per Year	$3.41	$3.20	$3.47	$3.61	$3.34	$2.97	$3.46

Crescent’s Pro Rata Share
Total Leased Square Footage	2,257,534	825,192	851,890	580,452	1,100,567	1,510,463	685,308

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.34	$2.30	$2.27	$2.46	$2.14	$1.77	$2.35
Leasing Costs Per Square Foot Leased Per Year	$1.15	$1.07	$1.25	$1.05	$1.06	$1.14	$1.19

Total Per Square Foot Per Year	$3.49	$3.37	$3.52	$3.51	$3.20	$2.91	$3.54

Average Lease Term (in years)	5.5	5.3	6.0	5.2	6.7	8.8	6.0

(1)	Enhancements/Additions to building infrastructure.

(2)	Office Segment Capitalized Property Improvements are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(4)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

(5)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustment to reflect Crescent’s ownership percentage in joint ventured properties.

(6)	Includes $6.4 million related to Houston Center Shops redevelopment.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the quarter Ended September 30, 2005

Total Office Portfolio — Top 25 Customers
As of September 30, 2005

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF(1)	Occupied SF	(in millions)(2)	(in millions)(3)	Office Revenue
El Paso Energy	Energy	888,000	3.4%	$ 21.3(4)	$ 21.3	5.2%
BP America Production Company	Energy	572,000	2.2%	$ 13.0	$ 2.6	0.6%
GSA (5)	Government	559,000	2.2%	$ 10.6	$ 7.3	1.8%
AIM Management Group, Inc.	Financial Services	483,000	1.9%	$ 9.1	$ 8.8	2.2%
JP Morgan Chase	Financial Services	446,000	1.7%	$ 12.1	$ 5.4	1.3%
Carter & Burgess, Inc.	Professional Services	416,000	1.6%	$ 7.7	$ 7.7	1.9%
Lyondell Chemical Company	Manufacturing	376,000	1.5%	$ 7.7	$ 1.8	0.4%
Occidental Oil and Gas Corporation	Energy	329,000	1.3%	$ 6.9	$ 6.9	1.7%
Hunt Consolidated, Inc.	Energy	328,000	1.3%	$ 8.0	$ 1.9	0.5%
Apache Corporation	Energy	310,000	1.2%	$ 6.0	$ 1.4	0.3%
Yum! Restaurant Services Group, Inc.	Food Service	289,000	1.1%	$ 4.7	$ 4.7	1.1%
Exxon Mobil Corporation	Energy	283,000	1.1%	$ 5.5	$ 4.5	1.1%
Stewart Information Services	Financial Services	274,000	1.1%	$ 6.4	$ 1.6	0.4%
Conoco Phillips Company	Energy	245,000	0.9%	$ 5.7	$ 1.1	0.3%
Jenkens and Gilchrist, P.C.	Professional Services	241,000	0.9%	$ 6.4	$ 1.5	0.4%
Shell Oil Company	Energy	231,000	0.9%	$ 4.7	$ 1.1	0.3%
Sprint Communications Company	Telecommunications	214,000	0.8%	$ 3.6	$ 3.6	0.9%
PricewaterhouseCoopers	Professional Services	212,000	0.8%	$ 5.1	$ 1.4	0.3%
CompUSA	Retail	208,000	0.8%	$ 4.9	$ 4.9	1.2%
Citigroup	Financial Services	204,000	0.8%	$ 5.6	$ 2.5	0.6%
BMC Software, Inc.	Technology	203,000	0.8%	$ 4.0	$ 4.0	1.0%
Parsons Energy & Chemicals Group Inc.	Energy	202,000	0.8%	$ 3.6	$ 3.6	0.9%
Amegy Bank, N.A.	Financial Services	187,000	0.7%	$ 3.1	$ 1.0	0.2%
First Trust Corporation	Professional Services	167,000	0.6%	$ 2.7	$ 2.7	0.7%
Johns Manville, Inc.	Manufacturing	165,000	0.6%	$ 3.6	$ 3.6	0.9%

		8,032,000	31.0%	$172.0	$106.9	26.2%

(1)	Square footage related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. In addition to customers identified in this table, Fulbright & Jaworski (Professional Services) occupies 349,000 square feet at Fulbright Tower, which is currently not stabilized.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Crescent’s share of annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer reflects Crescent’s actual ownership percentage in joint ventured properties.

(4)	Crescent has finalized an agreement to terminate El Paso Energy’s leases, totaling 888,000 square feet effective as of December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007. Annualized revenue for El Paso reflects weighted average full service rental revenue over the shortened term and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007.

(5)	GSA Occupies an additional 44,000 square feet at properties which are currently not stabilized.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the quarter Ended September 30, 2005

Total Office Portfolio — Customer Industry Diversification
As of September 30, 2005
Note: Based on square footage; information supplied to Crescent from its customers.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the quarter Ended September 30, 2005

Total Office Portfolio — Lease Expirations
As of September 30, 2005
Total Office Portfolio

	Square			Square			Crescent’s		% of	Annual
	Footage of			Footage of			Share of	Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Expiring	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Square Footage	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	(After	Expiring	Rent	Service	Expiring
Expiration	Renewals)(1)		Leases (2)	Renewals) (1)		Expiring	Renewals)	Leases (3)	Expiring	Rent (3)	Leases
2005	1,125,334	(4)	(418,047)	707,287	(4)	2.8%	458,513	$14,373,356	2.5%	$20.32	213
2006	2,542,797	(5)	(653,969)	1,888,828	(5) (6)	7.4	1,264,416	45,278,917	7.8	23.97	311
2007	2,706,716		(72,926)	2,633,790		10.3	1,882,689	59,507,712	10.3	22.59	279
2008	2,838,917		(31,720)	2,807,197		11.0	2,281,624	65,264,831	11.3	23.25	294
2009	2,606,961		57,065	2,664,026		10.4	1,748,308	61,375,913	10.6	23.04	238
2010	3,006,389		225,126	3,231,515		12.7	1,761,667	75,653,228	13.1	23.41	242
2011	1,582,983		30,465	1,613,448		6.3	920,739	38,733,227	6.7	24.01	87
2012	1,393,450		88,296	1,481,746		5.8	997,686	36,820,291	6.4	24.85	74
2013	1,580,699		65,241	1,645,940		6.5	1,152,843	36,710,261	6.4	22.30	54
2014	2,754,080		124,474	2,878,554		11.3	1,939,190	58,683,906	10.2	20.39	47
2015 and thereafter	3,361,483		585,995	3,947,478		15.5	2,212,126	84,925,759	14.7	21.51	102

Total	25,499,809		—	25,499,809	(7)	100.0%	16,619,801	$577,327,401	100.0%	$22.64	1,941

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2005 leases totaling 745,064 square feet (including renewals of 418,047 square feet and new leases of 327,017 square feet) have been signed and will commence during 2005. These signed leases represent approximately 66% of gross square footage expiring during the remainder of 2005.

(5)	As of September 30, 2005 leases totaling 851,761 square feet (including renewals of 653,969 square feet and new leases of 197,792 square feet) have been signed and will commence during 2006. These signed leases represent approximately 33% of gross square footage expiring during 2006.

(6)	Expirations by quarter are as follows: Q1: 607,652 Q2: 443,236 Q3: 401,482 Q4: 436,458.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per Above:	25,499,809
Non-revenue Generating Space:	383,688

Total Occupied Office SF:	25,883,497
Total Vacant SF:	3,654,881

Total Stabilized Office NRA:	29,538,378

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Total Office Portfolio — Lease Expirations
As of September 30, 2005
Dallas Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	384,248	(4)	(145,159)	239,089	(4)	3.0%	$4,115,088	2.3%	$17.21	55
2006	802,536	(5)	(169,916)	632,620	(5) (6)	8.0	14,956,550	8.4	23.64	62
2007	826,888		(15,815)	811,073		10.3	18,292,398	10.3	22.55	53
2008	477,174		(9,394)	467,780		5.9	10,708,971	6.0	22.89	71
2009	455,281		12,742	468,023		5.9	12,254,665	6.9	26.18	45
2010	1,038,672		74,277	1,112,949		14.1	26,919,005	15.2	24.19	59
2011	450,320		(64,734)	385,586		4.9	9,203,654	5.2	23.87	19
2012	357,479		18,877	376,356		4.8	7,786,578	4.4	20.69	25
2013	345,317		70,276	415,593		5.3	9,094,386	5.1	21.88	13
2014	743,673		—	743,673		9.4	16,149,796	9.1	21.72	14
2015 and thereafter	1,990,239		228,846	2,219,085		28.4	47,871,738	27.1	21.57	35

Total	7,871,827		—	7,871,827		100.0%	$177,352,829	100.0%	$22.53	451

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2005, leases totaling 271,521 square feet (including renewals of 145,159 square feet and new leases of 126,362 square feet) have been signed and will commence during 2005. These signed leases represent approximately 71% of gross square footage expiring during the remainder of 2005.

(5)	As of September 30, 2005, leases totaling 235,074 square feet (including renewals of 169,916 square feet and new leases of 65,158 square feet) have been signed and will commence during 2006. These signed leases represent approximately 29% of gross square footage expiring during 2006.

(6)	Expirations by quarter are as follows: Q1: 255,178 Q2: 177,554 Q3: 156,250 Q4: 43,638.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Total Office Portfolio — Lease Expirations
As of September 30, 2005
Houston Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	356,470	(4)	(108,912)	247,558	(4)	2.5%	$4,416,080	2.1%	$17.84	92
2006	815,112	(5)	(298,228)	516,884	(5) (6)	5.2	9,814,241	4.6	18.99	103
2007	1,119,005		(41,398)	1,077,607		10.7	22,410,170	10.6	20.80	85
2008	1,719,818		(27,893)	1,691,925		16.9	37,142,195	17.6	21.95	97
2009	1,066,378		17,212	1,083,590		10.8	21,124,399	10.0	19.49	76
2010	1,094,495		104,338	1,198,833		11.9	25,118,774	11.9	20.95	81
2011	771,303		62,150	833,453		8.3	18,554,876	8.8	22.26	32
2012	592,134		30,528	622,662		6.2	15,696,379	7.4	25.21	22
2013	480,425		10,013	490,438		4.9	11,968,476	5.7	24.40	13
2014	1,310,043		51,264	1,361,307		13.6	26,617,009	12.6	19.55	15
2015 and thereafter	710,671		200,926	911,597		9.0	18,753,428	8.7	20.57	25

Total	10,035,854		—	10,035,854		100.0%	$211,616,027	100.0%	$21.09	641

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels. The annual full-service rent under the El Paso lease (the majority of which expires December 31, 2007) reflects weighted average full service rental revenue over the shortened term and excludes the impact of the net termination fee being amortized into revenue through December 31, 2007.

(4)	As of September 30, 2005, leases totaling 198,034 square feet (including renewals of 108,912 square feet and new leases of 89,122 square feet) have been signed and will commence during 2005. These signed leases represent approximately 56% of gross square footage expiring during the remainder of 2005.

(5)	As of September 30, 2005, leases totaling 332,062 square feet (including renewals of 298,228 square feet and new leases of 33,834 square feet) have been signed and will commence during 2006. These signed leases represent approximately 41% of gross square footage expiring during 2006.

(6)	Expirations by quarter are as follows: Q1: 135,272 Q2: 100,804 Q3: 109,454 Q4: 171,354.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Total Office Portfolio — Lease Expirations
As of September 30, 2005
Austin Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	57,764	(4)	(11,206)	46,558	(4)	3.7%	$1,176,269	4.7%	$25.26	13
2006	113,169	(5)	(64,542)	48,627	(5) (6)	3.9	1,184,466	4.7	24.36	17
2007	92,123		—	92,123		7.3	2,166,484	8.6	23.52	21
2008	90,878		—	90,878		7.2	1,714,912	6.8	18.87	20
2009	159,906		—	159,906		12.7	3,418,150	13.5	21.38	18
2010	201,449		—	201,449		16.0	3,435,258	13.6	17.05	27
2011	25,856		8,667	34,523		2.8	612,057	2.4	17.73	5
2012	22,169		—	22,169		1.8	417,986	1.7	18.85	3
2013	39,362		—	39,362		3.1	830,128	3.3	21.09	4
2014	241,570		—	241,570		19.2	4,932,059	19.5	20.42	4
2015 and thereafter	211,279		67,081	278,360		22.3	5,371,299	21.2	19.30	17

Total	1,255,525		—	1,255,525		100.0%	$25,259,068	100.0%	$20.12	149

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2005, leases totaling 81,977 square feet (including renewals of 11,206 square feet and new leases of 70,771 square feet) have been signed and will commence during 2005. These signed leases exceed the gross square footage expiring during the remainder of 2005.

(5)	As of September 30, 2005, lease renewals totaling 64,542 square feet have been signed and will commence during 2006. These signed leases represent approximately 57% of gross square footage expiring during 2006.

(6)	Expirations by quarter are as follows: Q1: 20,019 Q2: 14,820 Q3: 4,058 Q4: 9,730.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Total Office Portfolio — Lease Expirations
As of September 30, 2005
Denver Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	24,875	(4)	(3,457)	21,418	(4)	1.2%	$410,050	1.2%	$19.15	10
2006	126,947	(5)	(27,819)	99,128	(5) (6)	5.7	2,411,125	6.8	24.32	18
2007	117,161		(15,948)	101,213		5.8	2,295,306	6.4	22.68	20
2008	110,907		(618)	110,289		6.3	2,238,042	6.3	20.29	18
2009	316,448		(9,941)	306,507		17.6	6,604,465	18.5	21.55	25
2010	158,824		16,081	174,905		10.0	3,778,158	10.6	21.60	14
2011	46,929		4,246	51,175		2.9	993,737	2.8	19.42	6
2012	116,865		37,456	154,321		8.9	3,430,617	9.6	22.23	7
2013	134,750		(73,210)	61,540		3.5	1,215,298	3.4	19.75	6
2014	344,885		73,210	418,095		24.0	8,067,546	22.7	19.30	4
2015 and thereafter	244,769		—	244,769		14.1	4,172,846	11.7	17.05	9

Total	1,743,360		—	1,743,360		100.0%	$35,617,190	100.0%	$20.43	137

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2005, lease renewals totaling 3,457 square feet have been signed and will commence during 2005. These signed leases represent approximately 14% of gross square footage expiring during the remainder of 2005.

(5)	As of September 30, 2005, leases renewals totaling 27,819 square feet have been signed and will commence during 2006. These signed leases represent approximately 22% of gross square footage expiring during 2006.

(6)	Expirations by quarter are as follows: Q1: 44,605 Q2: 21,168 Q3: 21,388 Q4: 11,967.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Total Office Portfolio — Lease Expirations
As of September 30, 2005
Miami Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	135,567	(4)	(93,214)	42,353	(4)	2.6%	$947,038	1.9%	$22.36	22
2006	194,046	(5)	(25,778)	168,268	(5) (6)	10.5	5,092,773	10.4	30.27	40
2007	170,773		(22,763)	148,010		9.2	4,172,150	8.5	28.19	37
2008	127,163		18,647	145,810		9.1	4,606,502	9.4	31.59	36
2009	325,845		2,992	328,837		20.5	9,623,273	19.6	29.26	35
2010	254,944		23,596	278,540		17.4	8,606,539	17.6	30.90	25
2011	90,450		14,286	104,736		6.5	3,466,288	7.1	33.10	7
2012	149,111		1,435	150,546		9.4	5,261,002	10.7	34.95	8
2013	47,684		4,590	52,274		3.3	1,749,162	3.6	33.46	5
2014	36,952		—	36,952		2.3	1,063,796	2.2	28.79	2
2015 and thereafter	70,178		76,209	146,387		9.2	4,434,797	9.0	30.30	8

Total	1,602,713		—	1,602,713		100.0%	$49,023,320	100.0%	$30.59	225

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2005, leases totaling 112,082 square feet (including renewals of 93,214 square feet and new leases of 18,868 square feet) have been signed and will commence during 2005. These signed leases represent approximately 83% of gross square footage expiring during the remainder of 2005.

(5)	As of September 30, 2005, leases totaling 52,212 square feet (including renewals of 25,778 square feet and new leases of 26,434 square feet) have been signed and will commence during 2006. These signed leases represent approximately 27% of gross square footage expiring during the remainder of 2006

(6)	Expirations by quarter are as follows: Q1: 18,286 Q2: 26,614 Q3: 28,016 Q4: 95,352.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Total Office Portfolio — Lease Expirations
As of September 30, 2005
Las Vegas Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	101,894	(4)	(5,629)	96,265	(4)	8.8%	$3,040,074	8.7%	$31.58	6
2006	222,880	(5)	(10,718)	212,162	(5) (6)	19.5	6,724,216	19.1	31.69	32
2007	118,857		2,804	121,661		11.2	3,682,577	10.5	30.27	27
2008	184,806		—	184,806		17.0	5,774,474	16.4	31.25	25
2009	117,643		4,108	121,751		11.2	3,951,728	11.2	32.46	15
2010	99,933		—	99,933		9.2	3,254,852	9.3	32.57	14
2011	109,711		5,850	115,561		10.6	4,067,348	11.6	35.20	7
2012	26,134		—	26,134		2.4	855,402	2.4	32.73	2
2013	33,317		3,585	36,902		3.4	1,273,058	3.6	34.50	4
2014	19,295		—	19,295		1.8	599,428	1.7	31.07	2
2015 and thereafter	55,729		—	55,729		4.9	1,930,856	5.5	34.65	2

Total	1,090,199		—	1,090,199		100.0%	$35,154,013	100.0%	$32.25	136

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2005, leases totaling 7,244 square feet (including renewals of 5,629 square feet and new leases of 1,615 square feet) have been signed and will commence during 2005. These signed leases represent approximately 7% of gross square footage expiring during the remainder of 2005.

(5)	As of September 30, 2005, leases totaling 35,744 square feet (including renewals of 10,718 square feet and new leases of 25,026 square feet) have been signed and will commence during 2006. These signed leases represent approximately 16% of gross square footage expiring during 2006.

(6)	Expirations by quarter are as follows: Q1: 36,813 Q2: 47,261 Q3: 64,856 Q4: 63,232.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Total Office Portfolio — Lease Expirations
As of September 30, 2005
Other Office Properties

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals) (1)		Leases (2)	Renewals) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	64,516	(4)	(50,470)	14,046	(4)	0.7%	$268,757	0.6%	$19.13	15
2006	268,107	(5)	(56,968)	211,139	(5) (6)	11.1	5,095,546	11.8	24.13	39
2007	261,909		20,194	282,103		14.8	6,488,627	15.0	23.00	36
2008	128,171		(12,462)	115,709		6.1	3,079,735	7.1	26.62	27
2009	165,460		29,952	195,412		10.3	4,399,233	10.2	22.51	24
2010	158,072		6,834	164,906		8.7	4,540,642	10.5	27.53	22
2011	88,414		—	88,414		4.7	1,835,267	4.2	20.76	11
2012	129,558		—	129,558		6.8	3,372,327	7.8	26.03	7
2013	499,844		49,987	549,831		28.9	10,579,753	24.4	19.24	9
2014	57,662		—	57,662		3.0	1,254,272	2.9	21.75	6
2015 and thereafter	78,618		12,933	91,551		4.9	2,390,795	5.5	26.11	6

Total	1,900,331		—	1,900,331		100.0%	$43,304,954	100.0%	$22.79	202

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. Includes Ft. Worth, Colorado Springs, Irvine, Seattle and Atlanta.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2005 leases totaling 70,749 square feet (including renewals of 50,470 square feet and new leases of 20,279 square feet) have been signed and will commence during 2005. These signed leases exceed the gross square footage expiring during the remainder of 2005.

(5)	As of September 30, 2005 leases totaling 104,308 square feet (including renewals of 56,968 square feet and new leases of 47,340 square feet) have been signed and will commence during 2006. These signed leases represent approximately 39% of gross square footage expiring during 2006.

(6)	Expirations by quarter are as follows: Q1: 97,479 Q2: 55,015 Q3: 17,461 Q4: 41,185.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

PORTFOLIO DATA
Resort Residential Development
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Statistics
As of September 30, 2005
(dollars in thousands)
Crescent Resort Development

	For the three months ended September 30,
	2005	2004
Resort Residential Lot Sales	67	31
Resort Residential Unit Sales:
Townhome Sales	24	4
Condominium Sales	13	5
Resort Residential Equivalent Timeshare Unit Sales	6.01	3.90
Average Sales Price per Resort Residential Lot	$166	$200
Average Sales Price per Resort Residential Unit	$1,012	$2,010

	For the nine months ended September 30,
	2005	2004
Resort Residential Lot Sales	284	150
Resort Residential Unit Sales:
Townhome Sales	24	7
Condominium Sales	68	13
Resort Residential Equivalent Timeshare Unit Sales	12.47	7.32
Average Sales Price per Resort Residential Lot	$87	$137
Average Sales Price per Resort Residential Unit	$939	$1,611
Desert Mountain

	For the three months ended September 30,
	2005	2004
Resort Residential Lot Sales	6	5
Average Sales Price per Lot(1)	$1,086	$923

	For the nine months ended September 30,
	2005	2004
Resort Residential Lot Sales	37	44
Average Sales Price per Lot (1)	$1,047	$807

(1)	Includes equity golf membership
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Resort Residential Development Property Table
As of September 30, 2005
(dollars in thousands)

					Entire Project									2005 Guidance and Actual Results
													Proposed
												Average	Average
		Crescent’s			Number	Planned			Under	Under	Physical	Sales Price	Sales Price	Expected				Expected	Closed
		Preferred			of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Sales	Closed	Remaining	Pre-Sold	Average	Average
		Return/		Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Location	Ownership (1)		Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres	Acres [A]	Acres	Acres	Acres (4)	Price [A]	Price
Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%		SF, TH B	5	2,481	2,396	85	62	5%	23	$567	$1,288	40	37	3	3	$1,072	$1,047

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar Village
Iron Horse and Great Bear	Lake Tahoe, CA	13%/57	%(6)	CO S	1	100	0	100	100	90%	0	N/A	$1,420	99	0	99	99	$1,410	$—
Big Horn and Catamount	Lake Tahoe, CA	13%/57	%(6)	CO S	2	113	0	113	113	20%	0	N/A	$1,430	0	0	0	60	—	$—
Identified Future Projects	Lake Tahoe, CA	13%/57	%(6)	TH, CO S	3	137	0	137	0	0%	0	N/A	$1,380	0	0	0	0	—	$—
Northstar Highlands
Identified Future Projects	Lake Tahoe, CA	13%/57	%(6)	CO, TH, TS S	12	1,450	0	1,450	0	0%	0	N/A	$2,375	0	0	0	0	$—	$—
Old Greenwood
Lots	Lake Tahoe, CA	13%/71%		SF B	0	100	100	0	0	N/A	0	$345	N/A	4	4	0	0	$700	$700
Units	Lake Tahoe, CA	13%/71%		THB	3	19	0	19	15	15%	0	N/A	$1,290	0	0	0	7	$—	—
Fractional Units	Lake Tahoe, CA	13%/71%		TS S	7	146	24.3	121.7	49.0	15%	25.0	$1,910	$1,880	14.5	11.4	3.1	3.9	$2,030	$1,960
Gray’s Crossing
Lots	Lake Tahoe, CA	13%/71%		SF B	3	391	101	290	195	65%	0	$270	$390	120	0	120	154	$360	$—
Units	Lake Tahoe, CA	13%/71%		COB	5	169	0	169	0	N/A	0	N/A	$400	0	0	0	0	$—	$—

Denver Development
Creekside II at Riverfront Park	Denver, CO	12%/64%		CO P	1	40	34	6	0	N/A	6	$370	$480	38	34	4	1	$382	$370
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%		TH P	1	23	16	7	0	0%	7	$730	$770	21	16	5	1	$740	$730
Brownstones (Phase I)	Denver, CO	12%/64%		TH P	2	16	8	8	0	0%	8	$1,570	$1,910	11	8	3	1	$1,630	$1,570
Delgany	Denver, CO	12%/64%		CO P	1	42	27	15	0	0%	15	$640	$800	37	27	10	3	$690	$640
Identified Future Projects	Denver, CO	12%/64%		CO,TH P	4	243	0	243	94	1%	0	N/A	$640	0	0	0	0	$—	$—
Downtown Acreage	Denver, CO	12%/64%		ACR	6	21.6	10.8	10.7	0.0	N/A	10.7	$1,980	$3,830	0.0	0.0	0.0	0.0	$—	$—

Mountain and Other Development
Horizon Pass Lodge	Bachelor Gulch, CO	12%/64%		CO S	0	30	30	0	0	0%	0	$2,330	N/A	6	6	0	0	$3,340	$3,340
Hummingbird	Bachelor Gulch, CO	12%/64%		CO S	1	40	0	40	40	94%	0	N/A	$2,460	40	0	40	40	$2,460	$—
Eagle Ranch	Eagle, CO	12%/60%		SF P	3	1,431	977	454	64	40%	68	$80	$130	307	186	121	87	$90	$75
Main Street Station Vacation Club	Breckenridge, CO	12%/30	%(6)	TS S	4	42.0	29.4	12.6	0.0	N/A	12.6	$1,200	$1,050	1.7	1.1	0.6	0.1	$1,110	$1,210
Riverbend	Charlotte, NC	12%/60%		SF P	3	629	428	201	0	N/A	15	$30	$40	48	35	13	0	$30	$30
Three Peaks	Silverthorne, CO	12%/30	%(6)	SF S	4	327	276	51	0	N/A	51	$210	$240	64	59	5	6	$120	$110
Village Walk	Beaver Creek, CO	12%/64%		TH B	3	26	0	26	26	10%	0	N/A	$5,230	0	0	0	18	$—	$—
Beaver Creek Landing	Beaver Creek, CO	12%/64%		CO P	3	52	0	52	0	N/A	0	N/A	$1,220	0	0	0	50	$—	—
Identified Future Projects	Colorado	12%/64%		CO,TH S	5	404	0	404	0	N/A	0	N/A	$1,085	0	0	0	0	$—	$—

Houston Area Development Corp.
Spring Lakes	Houston, TX	98%		SFP	2	497	463	34	0	N/A	18	$35	$44	41	40	1	0	$44	$44

Crescent Plaza Residential
The Residences at the Ritz-Carlton	Dallas, TX	100%		COP	3	70	0	70	70	5%	0	N/A	$1,870	0	0	0	57	$—	$—
[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent receives a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to September 30, 2005 or under contract as of October 24, 2005. The Residences at the Ritz-Carlton include 6 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of September 30, 2005 is $0.3 million.

(6)	A joint venture partner participates in this project.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Resort Residential Development Net Equity Book Value by Project
As of September 30, 2005
(dollars in thousands)
Crescent Resort Development, Inc.

					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other	Developments
Assets	$412,800	$78,800	$168,300	$659,900	$226,000	$139,200	$1,025,100

Property Level Financing	(98,500)	(17,600)	(36,000)	(152,100)	(3,400)	(22,900)	(178,400)

Other Liabilities	(77,300)	(9,000)	(50,200)	(136,500)	(90,600)	(47,900)	(275,000)

Minority Interest	(2,700)	(2,000)	(10,800)	(15,500)	(17,000)	(700)	(33,200)

Net Equity Book Value	$234,300	$50,200	$71,300	$355,800	$115,000	$67,700	$538,500

Club and Operating Assets, net (1)	$53,600	$6,000	$500	$60,100	$114,800	$22,000	$196,900
Net Equity in Development Real Estate	$180,700	$44,100	$70,800	$295,600	$200	$45,700	$341,500

(1)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Resort Residential Development
Fourth Quarter 2004 Disclosure
Resort Residential Development Property Table, Performance, Net Present Valuation and Net Equity Book Value by Project schedules were provided in the Fourth Quarter 2004 Supplemental Operating and Financial Data in their entirety. These schedules are included in the following section as a reference for your convenience. Certain components of this information have been updated since the initial release in fourth quarter 2004, and you should refer to recent disclosure related to the Resort Residential Development segment to ensure you have the most updated information available.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Resort Residential Development Property Table
As of December 31, 2004
(dollars in thousands)

					Entire Project									2005 Guidance
													Proposed
												Average	Average
		Crescent’s			Number	Planned			Under	Under	Physical	Sales Price	Sales Price	Expected		Expected
		Preferred			of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Sales	Pre-Sold	Average
		Return/		Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales
Corporation / Project	Location	Ownership (1)		Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres	Acres [A]	Acres (4)	Price [A]

Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%		SF, TH B	3	2,483	2,360	123	83	5%	36	$551	$1,150	49	6	$919

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar — Iron Horse and Great Bear	Lake Tahoe, CA	13%/57	% (6)	CO S	1	100	0	100	100	40%	0	N/A	$1,410	100	92	$1,410
Northstar — Remaining Phases	Lake Tahoe, CA	13%/57	% (6)	CO, TH, TS S	12	1,700	0	1,700	92	5%	0	N/A	$1,730	0	0	$—
Old Greenwood — Lots	Lake Tahoe, CA	13%/71%		SF B	1	100	96	4	0	N/A	4	$330	$795	4	0	$795
Old Greenwood — Units	Lake Tahoe, CA	13%/71%		TH, TS S	7	165	12.9	152.1	17.0	55%	4.3	$1,870	$1,884	16.3	2.8	$2,000
Gray’s Crossing	Lake Tahoe, CA	13%/71%		SF B	4	445	101	344	195	5%	0	$270	$420	120	0	$375

Denver Development
Creekside I at Riverfront Park	Denver, CO	12%/64%		CO P	1	40	39	1	0	N/A	1	$330	$390	1	1	$390
Creekside II at Riverfront Park	Denver, CO	12%/64%		CO P	1	40	0	40	40	64%	0	N/A	$370	40	18	$370
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%		TH P	1	23	0	23	23	25%	0	N/A	$750	23	4	$750
Brownstones (Phase I)	Denver, CO	12%/64%		TH P	1	16	0	16	16	56%	0	N/A	$1,740	16	6	$1,740
Delgany	Denver, CO	12%/64%		CO P	1	44	0	44	44	67%	0	N/A	$640	44	20	$640
Riverfront Park	Denver, CO	12%/64%		CO,TH P	4	215	0	215	0	N/A	0	N/A	$560	0	0	$—
Downtown Acreage	Denver, CO	12%/64%		ACR	6	22.5	10.8	11.7	0.0	N/A	11.7	$1,980	$3,660	0.9	0.9	$1,610

Mountain and Other Development
Horizon Pass Lodge	Bachelor Gulch, CO	12%/64%		CO S	1	30	25	5	0	0%	5	$2,200	$2,970	5	3	$2,970
Hummingbird	Bachelor Gulch, CO	12%/64%		CO S	1	40	0	40	40	40%	0	N/A	$2,380	40	34	$2,380
Eagle Ranch	Eagle, CO	12%/60%		SF P	3	1,438	791	647	210	50%	115	$80	$110	325	115	$66
Main Street Station Vacation Club	Breckenridge, CO	12%/30	% (6)	TS S	3	42	28.3	13.7	0.0	N/A	13.7	$1,200	$1,070	4.6	0.4	$1,070
Riverbend	Charlotte, NC	12%/60%		SF P	3	650	393	257	12	1%	63	$30	$40	75	32	$35
Three Peaks	Silverthorne, CO	12%/30	% (6)	SF S	3	292	217	75	0	N/A	75	$240	$270	28	4	$270
Identified Future Projects	Colorado	12%/64%		CO,TH S	4	173	0	173	0	N/A	0	N/A	$1,790	0	0	$—

Houston Area Development Corp.
Falcon Point	Houston, TX	98%		SF P	1	527	509	18	0	N/A	18	$39	$39	18	0	$39
Spring Lakes	Houston, TX	98%		SF P	2	508	423	85	0	N/A	50	$34	$42	48	0	$45

Crescent Plaza Residential
The Residences at the Ritz-Carlton	Dallas, TX	100%		CO P	3	70	0	70	70	5%	0	N/A	$1,778	0	46	$—

[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to December 31, 2004 or under contract as of February 4, 2005. The Residences at the Ritz-Carlton include 14 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of December 31, 2004 is $0.3 million.

(6)	A joint venture partner participates in this project.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005
Fourth Quarter 2004 Disclosure

Resort Residential Development Performance
As of December 31, 2004
(dollars in thousands)

	History											Projection [A]
	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Crescent’s Net Equity in Development Real Estate (1)	$14,000	$22,000	$37,000	$218,000	$202,000	$196,000	$241,000	$288,000	$352,000	$338,000	$347,600	$349,000	$290,000	$166,000
Club and Operating Assets, Net (2)	—	—	—	100,000	88,000	83,000	64,000	84,000	124,000	141,000	159,700	174,000	160,000	$150,000

Crescent’s Ending Equity Book Value (3)	$14,000	$22,000	$37,000	$318,000	$290,000	$279,000	$305,000	$372,000	$476,000	$479,000	$507,300	$523,000	$450,000	$316,000

Sales Statistics for Projects
Lots	280	150	123	1,040	2,030	2,971	2,825	2,202	1,818	1,842	532	667	557	327
Units	—	—	—	44	25	67	50	120	257	86	53	269	201	535
Timeshare units	—	—	—	—	32	6	—	11	12	4	15	21	24	24

Number of Lots and Units Sold	280	150	123	1,084	2,087	3,044	2,875	2,333	2,087	1,932	600	957	782	886

Parcel Sales (acres)	—	—	—	31	205	76	124	94	157	88	23	1	—	—

Gross Real Estate Revenue Generated (4)	$25,000	$13,000	$11,000	$213,000	$285,000	$452,000	$411,000	$370,000	$429,000	$271,000	$240,000	$535,000	$575,000	$850,000

Crescent’s FFO
Crescent Resort Development, Inc.	$—	$—	$1,000	$4,000	$5,000	$10,000	$13,000	$16,000	$11,000	$10,000	$14,000	$25,000	$38,000	$39,000
Desert Mountain Development Corporation	—	—	—	12,000	32,000	39,000	35,000	8,000	9,000	11,000	16,000	10,000	25,000	10,000
Woodlands Land Company, Inc.	—	—	—	2,000	14,000	15,000	23,000	26,000	28,000	65,000	—	—	—	—
Other Residential Developments	4,000	10,000	5,000	8,000	8,000	11,000	8,000	4,000	3,000	2,000	1,000	1,000	1,000	33,000

Total FFO (5)	$4,000	$10,000	$6,000	$26,000	$59,000	$75,000	$79,000	$54,000	$51,000	$88,000	$31,000	$36,000	$64,000	$82,000

FFO Margin (6) (7)	16%	77%	55%	12%	21%	17%	19%	15%	12%	32%	13%	7%	11%	10%
FFO Return on Equity in Development Real Estate (7) (8)	29%	56%	20%	20%	28%	38%	36%	20%	16%	26%	9%	10%	20%	36%
FFO Return on Ending Equity Book Value (7) (8)	29%	56%	20%	15%	19%	26%	27%	16%	12%	18%	6%	7%	13%	21%

Crescent’s Cash
Total Cash Received by Crescent (9)	$1,000	$—	$10,000	$17,000	$118,000	$108,000	$130,000	$65,000	$95,000	$220,000	$118,000	$216,000	$207,000	$277,000
Less: FFO Generated	4,000	10,000	6,000	26,000	59,000	75,000	79,000	54,000	51,000	88,000	31,000	36,000	64,000	82,000

Cash Received in Excess of FFO	$(3,000)	$(10,000)	$4,000	$(9,000)	$59,000	$33,000	$51,000	$11,000	$44,000	$132,000	$87,000	$180,000	$143,000	$195,000

Cash Margin (7) (10)	4%	0%	91%	8%	41%	24%	32%	18%	22%	81%	49%	40%	36%	33%

[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Represents Crescent’s Ending Equity Book Value less Club and Operating Assets, net.

(2)	Includes club houses, golf courses, restaurants, intangible assets and associated property level financing, other liabilities and minority interest.

(3)	Refer to page 48 of the 4th Quarter 2004 Supplemental Operating and Financial Data for the calculation of net equity book value.

(4)	Represents 100% of product revenue for all projects (prior to minority interest to partners).

(5)	FFO is a supplemental non-GAAP measurement used in the real estate industry to measure and compare operating performance of real estate companies. A reconciliation of the Company’s

FFO to GAAP net income is included in the financial statements accompanying the 4th quarter earnings press release and the 4th Quarter Supplemental Operating and Financial Data.

(6)	Calculated as Total FFO divided by Gross Real Estate Revenue Generated.

(7)	2003 FFO margin is 13%, FFO Return on Equity in Development Real Estate is 10%, FFO Return on Equity Book Value is 7% and Cash Margin is 39% when excluding FFO and cash from gain on sale of Woodlands Land Company, Inc.

(8)	Calculated as FFO divided by an average equity balance (prior year ending plus current year ending equity / 2).

(9)	Represents all cash distributed from the residential development entities to Crescent (includes return of investment and return on investment).

(10)	Calculated as Total Cash Received by Crescent divided by Gross Real Estate Revenue Generated.

Resort Residential Development Property Table, Performance, Net Present Valuation and Net Equity Book Value by Project schedules were provided in the Fourth Quarter 2004 Supplemental Operating and Financial Data in their entirety. These schedules are included in the following section as a reference for your convenience. Certain components of this information have been updated since the initial release in fourth quarter 2004, and you should refer to recent disclosure related to the Resort Residential Development segment to ensure you have the most updated information available.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005
Fourth Quarter 2004 Disclosure

Resort Residential Development Net Present Valuation
As of December 31, 2004
(dollars in thousands)

	Crescent’s				Proposed		Estimated	Number of	Estimated
	Preferred Return/		Planned		Avg Sales	Product	Discount	Years Until	Discounted		Estimated Cash Flow to Crescent [A] (6)
	Ownership (1)		Sales	Remaining	Price (2)	Type (3)	Rate (4)	Sellout	NPV (5)		2005	2006	2007	Thereafter
			(Lots/Units/Acres)	(Lots/Units/Acres)
Desert Mountain	93%		2,483	123	$1,150	SF, TH B	12%	3	$150,000		$11,000	$19,000	$11,000	$220,000

Crescent Resort Development, Inc.
Tahoe Mountain Resorts:
Northstar	13%/57	%(7)	1,800	1,800	$1,712	CO, TH, TSS	12%	12	197,000		90,000	56,000	100,000	655,000
Old Greenwood	13%/71%		265	156	$1,856	SF B,TH, TSS	12%	7	40,000		5,000	18,000	9,000	34,000
Gray’s Crossing	13%/71%		445	344	$420	SF	12%	4	47,000		28,000	22,000	18,000	5,000
Tahoe Mountain Club	13%/71%		N/A	N/A	N/A	N/A	N/A	N/A	46,000	(8)	3,000	13,000	13,000	166,000

Subtotal- Tahoe Mountain Resorts			2,510	2,300					$330,000		$126,000	$109,000	$140,000	$860,000

Denver Development:
Creekside I at Riverfront Park	12% / 64%		40	1	$390	COP	12%	1	1,000		1,000	—	—	—
Creekside II at Riverfront Park	12% / 64%		40	40	$370	COP	12%	1	5,000		5,000	—	—	—
Creekside Townhomes at Riverfront Park	12% / 64%		23	23	$750	THP	12%	1	4,000		5,000	—	—	—
Brownstones (Phase I)	12% / 64%		16	16	$1,740	THP	12%	1	8,000		9,000	—	—	—
Delgany	12% / 64%		44	44	$640	COP	12%	1	7,000		8,000	—	—	—
Riverfront Park	12% / 64%		215	215	$560	CO,THP	12%	4	26,000		3,000	12,000	20,000	20,000
Downtown Acreage	12% / 64%		23	12	$3,660	ACR		6	17,000	(8)	—	4,000	—	35,000

Subtotal- Denver Development			401	351					$68,000		$31,000	$16,000	$20,000	$55,000

Mountain Development:
Horizon Pass Lodge	12%/64%		30	5	$2,970	COS	12%	1	11,000		11,000	1,000	—	—
Hummingbird	12%/64%		40	40	$2,380	COS	12%	1	12,000		13,000	—	—	—
Eagle Ranch	12%/60%		1,438	647	$110	SFP	12%	3	25,000		4,000	14,000	11,000	—
Main Street Station Vacation Club	12%/30	% (7)	42	14	$1,070	TSS	12%	3	4,000		1,000	1,000	2,000	—
Riverbend	12%/60%		650	257	$40	SFP	12%	3	3,000		—	—	4,000	—
Three Peaks	12%/30	% (7)	292	75	$270	SFS	12%	3	7,000		3,000	3,000	2,000	—
Identified Future Projects	12%/64%		173	173	$1,790	CO,THS	12%	4	14,000	(8)	10,000	28,000	36,000	12,000

Subtotal- Mountain Development			2,665	1,211					$76,000		$42,000	$47,000	$55,000	$12,000

Other Residential Investments	98% - 100%		1,105	173	$744	SF P, CO P	12%	3	$42,000	(8)	$6,000	$16,000	$51,000	$—

Total			9,164	4,157					$667,000		$216,000	$207,000	$277,000	$1,147,000

[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	Based on lots, units, and acres remaining to be sold.

(3)	SF (Single-Family Lots); CO (Condominium); TH (Town home); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence).

(4)	This discount rate falls within an industry standard range.

(5)	NPV represents discounted value of future cash inflows to Crescent and cash invested by Crescent for future development.

(6)	Estimated cash flow to Crescent for 2005 through thereafter represents cash flows to Crescent from each project after third-party debt repayments ($83.7 million as of December 31, 2004). In order for Crescent to generate the estimated cash flows for 2005 through 2007, Crescent will invest approximately $300m. Thereafter, Crescent will fund approximately $50m per year (primarily for the Northstar at Tahoe Project).

(7)	A joint venture partner participates in this project.

(8)	Represents Crescent’s estimate of fair value for the assets, net of debt.
Resort Residential Development Property Table, Performance, Net Present Valuation and Net Equity Book Value by Project schedules were provided in the Fourth Quarter 2004 Supplemental Operating and Financial Data in their entirety. These schedules are included in the following section as a reference for your convenience. Certain components of this information have been updated since the initial release in fourth quarter 2004, and you should refer to recent disclosure related to the Resort Residential Development segment to ensure you have the most updated information available.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005
Fourth Quarter 2004 Disclosure

Resort Residential Development Net Equity Book Value by Project
As of December 31, 2004
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other	Developments
Assets	$274,400	$82,600	$133,100	$490,100	$248,800	$81,500	$820,400

Property Level Financing	(8,500)	(26,900)	(18,100)	(53,500)	(25,500)	(4,700)	(83,700)

Other Liabilities	(32,800)	(10,700)	(26,100)	(69,600)	(93,100)	(33,000)	(195,700)

Minority Interest	(3,000)	(400)	(12,800)	(16,200)	(16,800)	(700)	(33,700)

Net Equity Book Value	$230,100	$44,600	$76,100	$350,800	$113,400	$43,100	$507,300

Club and Operating Assets, net (1)	$46,400	$6,300	$600	$53,300	$95,900	$10,500	$159,700
Net Equity in Development Real Estate	$183,700	$38,300	$75,500	$297,500	$17,500	$32,600	$347,600

(1)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005
Fourth Quarter 2004 Disclosure

PORTFOLIO DATA
Resort/Hotel
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Resort/Hotel Segment
As of September 30, 2005
PROPERTY TABLE (1)

					For the three months ended September 30,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2005	2004	2005	2004	2005	2004
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	84%	84%	$696	$658	$544	$503	48%

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		65%	74%	$183	$163	$120	$120	100%
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		87	78	316	283	276	220	80%
Ventana Inn & Spa (3)	Big Sur, CA	1975/1982/1988	60		88	78	559	486	493	381	100%

Total/Weighted Average			563		77%	76%	$290	$248	$223	$188

Total/Weighted Average for Canyon Ranch and Luxury Resorts and Spas Properties			1,034		80%	80%	$478	$436	$370	$332

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		80%	84%	$135	$125	$109	$105	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		68	61	98	88	67	54	100%
Omni Austin Hotel (4)	Austin, TX	1986	375		71	77	121	106	86	82	100%

Total/Weighted Average			1,376		74%	76%	$122	$111	$91	$84

Total/Weighted Average for Resort/Hotel Properties			2,410		77%	77%	$283	$256	$215	$194

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Renovation of 13 suites began in January 2004, at which time those suites were removed from service. All 13 suites returned to service in September 2004.

(4)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the three months ended September 30,
			Percentage/
			Point
	2005	2004	Change
Canyon Ranch and Luxury Resorts and Spas:
Same-Store NOI (in thousands)	$9,935	$7,579	31%
Weighted Average Occupancy	80%	80%	- pt
Average Daily Rate	$478	$436	10%
Revenue per Available Room/Guest Night	$370	$332	11%
Number of Properties	5	5

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$3,204	$2,606	23%
Weighted Average Occupancy	74%	76%	(2)pt
Average Daily Rate	$122	$111	10%
Revenue per Available Room/Guest Night	$91	$84	8%
Number of Properties	3	3

Total Resort/Hotel Properties:
Same-Store NOI (in thousands)	$13,139	$10,185	29%
Weighted Average Occupancy	77%	77%	- pt
Average Daily Rate	$283	$256	11%
Revenue per Available Room/Guest Night	$215	$194	11%
Number of Properties	8	8
Crescent Real Estate Equities Company
Supplement Operating and Financial Data for the Quarter Ended September 30, 2005

Resort/Hotel Segment
As of September 30, 2005
PROPERTY TABLE (1)

					For the nine months ended September 30,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2005	2004	2005	2004	2005	2004
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	83%	82%	$731	$688	$566	$525	48%

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		61%	63%	$301	$278	$183	$176	100%
Fairmont Sonoma Mission Inn & Spa (3)	Sonoma, CA	1927/1987/1997/2004	228		70	59	292	248	206	145	80%
Ventana Inn & Spa (4)	Big Sur, CA	1975/1982/1988	60		73	64	480	432	349	275	100%

Total/Weighted Average			563		66%	61%	$318	$283	$210	$174

Total/Weighted Average for Canyon Ranch and Luxury Resorts and Spas Properties			1,034		74%	71%	$523	$490	$373	$334

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		74%	74%	$129	$122	$96	$91	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		70	60	102	104	72	62	100%
Omni Austin Hotel (5)	Austin, TX	1986	375		78	72	128	113	99	81	100%

Total/Weighted Average			1,376		74%	69%	$122	$115	$90	$80

Total/Weighted Average for Resort/Hotel Properties			2,410		74%	70%	$296	$280	$215	$193

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation was approximately $12.1 million and was completed in July 2004.

(4)	Renovation of 13 suites began in January 2004, at which time those suites were removed from service. All 13 suites returned to service in September 2004. In addition renovation of 11 suites began in November 2004, at which time those suites were removed from service. All 11 suites returned to service in April 2005.

(5)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the nine months ended September 30,
			Percentage/
			Point
	2005	2004	Change
Canyon Ranch and Luxury Resorts and Spas:
Same-Store NOI (in thousands)	$26,937	$20,211	33%
Weighted Average Occupancy	74%	71%	3 pt
Average Daily Rate	$523	$490	7%
Revenue per Available Room/Guest Night	$373	$334	12%
Number of Properties	5	5

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$11,250	$8,268	36%
Weighted Average Occupancy	74%	69%	5 pt
Average Daily Rate	$122	$115	6%
Revenue per Available Room/Guest Night	$90	$80	13%
Number of Properties	3	3

Total Resort/Hotel Properties:
Same-Store NOI (in thousands)	$38,187	$28,479	34%
Weighted Average Occupancy	74%	70%	4 pt
Average Daily Rate	$296	$280	6%
Revenue per Available Room/Guest Night	$215	$193	11%
Number of Properties	8	8
Crescent Real Estate Equities Company
Supplement Operating and Financial Data for the Quarter Ended September 30, 2005

PORTFOLIO DATA
Temperature-Controlled Logistics Properties
Crescent Real Estate Equities Company
Supplement Operating and Financial Data for the Quarter Ended September 30, 2005

Temperature-Controlled Logistics Properties
As of September 30, 2005

		Total Cubic	Total
	Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)
Alabama	4	10.7	0.4
Arizona	1	2.9	0.1
Arkansas	6	33.1	1.0
California	6	23.7	0.9
Colorado	1	2.8	0.1
Florida	5	6.5	0.3
Georgia	8	49.5	1.7
Idaho	2	18.7	0.8
Illinois	2	11.6	0.4
Indiana	1	9.1	0.3
Iowa	2	12.5	0.5
Kansas	2	5.0	0.2
Kentucky	1	2.7	0.1
Maine	1	1.8	0.2
Massachusetts	4	10.2	0.5
Minnesota	1	3.0	0.1
Mississippi	1	4.7	0.2
Missouri	2	46.8	2.7
Nebraska	2	4.4	0.2
New York	1	11.8	0.4
North Carolina	3	10.0	0.4
Ohio	1	5.5	0.2
Oklahoma	2	2.1	0.1
Oregon	5	35.6	1.5
Pennsylvania	2	27.4	0.9
South Carolina	1	1.6	0.1
South Dakota	1	2.9	0.1
Tennessee	3	10.6	0.4
Texas	2	6.6	0.2
Utah	1	8.6	0.4
Virginia	2	8.7	0.3
Washington	6	28.7	1.1
Wisconsin	3	17.4	0.6

TOTAL	85	437.2	17.4

(1)	As of September 30, 2005, the Company held a 31.7% interest in AmeriCold Realty Trust which operates 100 facilities, of which 84 are wholly owned, one is partially owned and 15 are managed for outside owners.
Average Occupancy for all Owned Facilities

	2005	2004
Quarter-to-Date September 30, 2005	78.3%	74.8%

Year-to-Date September 30, 2005	74.8%	71.5%
Crescent Real Estate Equities Company
Supplement Operating and Financial Data for the Quarter Ended September 30, 2005

CONTACT INFORMATION
Crescent Real Estate Equities Company
Supplement Operating and Financial Data for the Quarter Ended September 30, 2005

Equity Research Coverage

BB&T Capital Markets
Stephanie Krewson
804.782.8784

Bear Stearns
Ross Smotrich
Jeff Langbaum
212.272.8046
212.272.4201

Greenstreet Advisors
Jim Sullivan
Cedrik Lachance
949.640.8780

Merrill Lynch
Steve Sakwa
Brian Legg
212.449.0335
212.449.1153
Morgan Stanley
Greg Whyte
David Cohen
212.761.6331
212.761.8564

RBC Capital Markets
Jay Leupp
David Copp
415.633.8588
415.633.8558

Smith Barney Citigroup
Jonathan Litt
John Stewart
212.816.0231
212.816.1685
Investor Relations
Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Keira Moody Vice President Investor Relations and Corporate Communications Phone: 817.321.1412 Fax: 817.321.2060 Kmoody@crescent.com	Jennifer Terrell Investor and Media Relations Manager Phone: 817.321.1464 Fax: 817.321.2060 Jterrell@crescent.com
Crescent Real Estate Equities Company
Supplement Operating and Financial Data for the Quarter Ended September 30, 2005